UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-22535

ARES DYNAMIC CREDIT ALLOCATION FUND, INC.

(Exact name of registrant as specified in charter)

2000 AVENUE OF THE STARS

12TH FLOOR

LOS ANGELES, CALIFORNIA 90067

(Address of principal executive offices)(Zip code)

(Name and Address of Agent for Service)	Copy to:

Ian Fitzgerald 2000 Avenue of the Stars, 12th Floor Los Angeles, California 90067	P. Jay Spinola, Esq. Willkie Farr & Gallagher LLP 787 Seventh Avenue New York, New York 10019

Registrant’s telephone number, including area code: (310) 201-4100

Date of fiscal year end: December 31

Date of reporting period: June 30, 2022

Item 1. Report to Stockholders.

(a)	Report to Stockholders is attached herewith.

Ares Dynamic Credit Allocation Fund, Inc.
(NYSE: ARDC)

Semi-Annual Report

June 30, 2022

Beginning on January 1, 2022, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund's annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report. If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund or your financial intermediary electronically at any time by (i) calling 877-855-3434 toll-free or by sending an e-mail request to Ares Dynamic Credit Allocation Fund, Inc. Investor Relations Department at ARDCInvestorRelations@aresmgmt.com, if you invest directly with the Fund, or (ii) contacting your financial intermediary (such as a broker-dealer or bank), if you invest through your financial intermediary. You may elect to receive all future reports in paper free of charge. You can inform the Fund or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by (i) calling 877-855-3434 toll-free or by sending an e-mail request to Ares Dynamic Credit Allocation Fund, Inc. Investor Relations Department at ARDCInvestorRelations@aresmgmt.com, if you invest directly with the Fund, or (ii) contacting your financial intermediary. Your election to receive reports in paper will apply to all funds held in your account, if you invest through your financial intermediary, or all funds held with the fund complex if you invest directly with the Fund.

Ares Dynamic Credit Allocation Fund, Inc.

Contents

Letter to Shareholders	1
Fund Profile & Financial Data	4
Schedule of Investments	5
Statement of Assets and Liabilities	13
Statement of Operations	14
Statements of Changes in Net Assets	15
Statement of Cash Flows	16
Financial Highlights	17
Notes to Financial Statements	18
Proxy & Portfolio Information	34
Dividend Reinvestment Plan	35
Corporate Information	36
Privacy Notice	37
Directors and Officers	38

Semi-Annual Report 2022

Ares Dynamic Credit Allocation Fund, Inc.

Letter to Shareholders

As of June 30, 2022

Dear Shareholders,

We hope this letter finds you, your families and your colleagues safe and healthy. We thank you for your support of the Ares Dynamic Credit Allocation Fund, Inc. ("ARDC" or the "Fund") and recognize the trust and confidence that you have demonstrated in Ares through your investment in ARDC.

In the first six months of 2022, the Ares management team at ARDC employed a thoughtful and disciplined approach to navigating market volatility and positioned ARDC to benefit from rising market interest rates anticipated in the months ahead. This letter provides our assessment of the market environment, trends we expect to develop in the second half of 2022 and our portfolio strategy.

Economic Conditions and Market Update

The first half of 2022 was marked by a return of volatility to capital markets as investors digested an amalgamation of challenges faced by the global economy. As the year began, the Omicron variant of COVID-19 continued to complicate the economic reopening, which amplified global supply chain issues, labor shortages and inflationary pressures. Meanwhile, the global economy absorbed exogenous shocks from the Russian invasion of Ukraine, and subsequent sanctions put further pressure on energy and food prices. Against this backdrop, the consumer price index reached 9.1% for the 12 months ended June 2022, the largest 12-month increase since 1981.1 In order to combat rising price levels, the Federal Reserve has implemented a rapid tightening regimen, with the Federal Funds Target Rate increasing from 0.25% in December 2021 to 1.75% in June 2022 (and reaching 2.50% by August).2

As market base rates increased due to higher inflation and credit spreads widened amid concerns about the potential for slowing economic growth, both high yield bonds and leveraged loans delivered negative returns of -14.04%3 and -4.45%,4 respectively, for the first six months of the year. However, the anticipated weakening of borrower health from a slowing economy has yet to materialize as default rates remain low for high yield bonds and leveraged loans at 0.76% and 0.68%, respectively, as of June 30, 2022.5 While rising default rates across high yield bonds and loans are expected, the forecasts call for lower default rates relative to previous periods of market dislocation given healthier corporate balance sheets with higher interest coverage and limited near term maturities.6

As it relates to CLOs, new CLO formation slowed due to widening credit spreads, increased overall funding costs and concerns about corporate credit. Similar to the broader credit markets, CLO total returns underperformed historical return experience with BB CLOs generating returns of -7.25% through June 30, 2022.7 In terms of underlying credit performance, the asset class remains resilient, and there have been no CLO security defaults since the beginning of 2020.8

As we enter the second half of 2022, global leveraged credit yields were reset to higher levels, presenting an attractive opportunity to yield-focused investors. Both high yield bonds and leveraged loans posted their best month of the year in July, generating returns of 6.02%9 and 1.87%10, respectively. We are closely monitoring macroeconomic headwinds and proactively managing exposures to identify relative value opportunities created by shifts in sentiment on rates, growth expectations, and idiosyncratic credit news.

Portfolio Performance and Positioning

ARDC has not been immune to the volatility experienced by broader credit markets. For the six months ended June 30, 2022, ARDC's market-price based total returns of -22.11% were slightly lower than the peer set median return of -21.24%.11 With respect to underlying fund investment returns, ARDC's net investment total returns of -13.96% compare favorably to our peer set median of -16.37%.12 While there is no single established benchmark that reasonably compares to ARDC as a whole, ARDC's high yield segment outperformed its benchmark by 310 bps, while the loan segment slightly underperformed its benchmark by 65 bps.13 In addition, the CLO segment of our portfolio outperformed the most comparable measure of BB CLO performance by 60 bps based on gross returns.14

Reflecting the benefits of our dynamic portfolio allocation strategy, we rotated our portfolio into corporate bonds vs. leveraged loans as the significant sell off in bonds during the year presented what we believe is a compelling buying opportunity. As a result, our exposure to corporate bonds increased by 630 bps to 49.0% of the portfolio while leveraged loans represented 13.5% of the portfolio at the end of the first half of the year. Furthermore, anticipating a more challenging operating environment for companies and reflecting better risk-adjusted return opportunities for higher rated securities, we reduced our exposure to single-B and CCC-rated investments by 1,050 bps in favor of higher rated BB and BBB securities.

With respect to CLOs, we maintained a relatively consistent allocation to CLO debt and equity over the first six months of 2022. We remain constructive on this asset class as we believe the non-mark-to-market nature of CLO capital structures,

Semi-Annual Report 2022

Ares Dynamic Credit Allocation Fund, Inc.

Letter to Shareholders (continued)

As of June 30, 2022

active credit management, conservative leverage, and flexibility to capture value during periods of loan market dislocations should ultimately be accretive to returns for our investors. Furthermore, we believe CLOs offer attractive risk adjusted returns with materially higher spreads for comparable ratings. For example, BB-rated CLO debt offers approximately 440 bps of yield premium for similarly rated loans.15 Underpinning our positive view of the opportunity are our deep credit capabilities and experience managing these assets, which includes the tracking of every loan held within every CLO on a daily basis.

We believe ARDC is well positioned in this environment due to our strategy of maintaining a highly diversified portfolio with low duration, which mitigates the impact of changing interest rates. Reflecting this approach, our portfolio remains diversified across 198 issuers and 23 industries. The average position size across ARDC is 0.40% and the largest position is 1.3%.16 In addition, ARDC's portfolio has an effective duration of 2.06 years, and our bond portfolio has an effective duration that is 16% lower than the broader high yield index.17

As a testament to our strong underwriting, we have incurred no defaults across our loan, high yield and CLO securities since COVID-19 began in 2020.18

Looking Ahead

With the second half of 2022 underway, we are facing a complex macroeconomic environment in which economic growth is expected to slow as central banks combat elevated inflation while fundamentals remain stable and defaults rates remain well below long term averages. Despite this challenging environment, we believe ARDC is well positioned to benefit from higher market interest rates and deliver attractive risk-adjusted returns as we seek to generate alpha through deep fundamental credit analysis and in-depth due diligence. Looking ahead, we will continue to leverage the strengths of the Ares platform, including our tenured portfolio managers and quantitative risk team, to remain active and tactical in our rotation among asset classes, sectors and specific credits.

We appreciate the trust and confidence you have demonstrated in Ares through your investment in ARDC. We thank you again for your continued support.

Best Regards,

Ares Capital Management II LLC

Ares Dynamic Credit Allocation Fund, Inc.

ARDC is a closed-end fund that trades on the New York Stock Exchange under the symbol "ARDC" and is externally managed by Ares Capital Management II LLC (the "Adviser"), a subsidiary of Ares Management Corporation. ARDC's investment objective is to provide an attractive level of total return, primarily through current income and, secondarily, through capital appreciation by investing in a broad, dynamically-managed portfolio of below investment grade senior secured loans, high yield corporate bonds and collateralized loan obligation securities.

Thank you again for your continued support of ARDC. If you have any questions about the Fund, please call 1-877-855-3434, or visit the Fund's website at www.arespublicfunds.com.

Note: The opinions of the Adviser expressed herein are subject to change without notice. Information contained herein has been obtained from sources believed to be reliable but is not guaranteed. This communication is distributed for informational purposes only and should not be considered investment advice or an offer of any security for sale. This material may contain "forward-looking" information that is not purely historical in nature. No representations are made as to the accuracy of such information or that such information will be realized. Actual events or conditions are unlikely to be consistent with, and may differ materially from, those assumed. Past performance is not indicative of future results. Ares does not undertake any obligation to publicly update or review any forward-looking information, whether as a result of new information, future developments or otherwise, except as required by law.

Indices are provided for illustrative purposes only and not indicative of any investment. They have not been selected to represent appropriate benchmarks or targets for ARDC. Rather, the indices shown are provided solely to illustrate the performance of well-known and widely recognized indices. Any comparisons herein of the investment performance of ARDC to an index are qualified as follows: (i) the volatility of such index will likely be materially different from that of ARDC; (ii) such index will, in many cases, employ different investment guidelines and criteria than ARDC and, therefore, holdings in ARDC will differ significantly from holdings of the securities that comprise such index and ARDC may invest in different asset classes altogether from the illustrative index, which may materially impact the performance of ARDC relative to the index; and (iii) the performance of such index is disclosed solely to allow for comparison on ARDC's performance to that of a well-known index. Comparisons to indices have limitations because indices have risk profiles, volatility, asset composition and other material characteristics that will differ from ARDC. The indices do not reflect the deduction of fees or expenses. You cannot invest directly in an index. No representation is being made as to the risk profile of any benchmark or index relative to the risk profile of ARDC. There can be no assurance that the future performance of any specific investment, or product will be profitable, equal any corresponding indicated historical performance, or be suitable for a portfolio.

This may contain information sourced from Bank of America, used with permission. Bank of America's Global Research division's fixed income index platform is licensing the ICE BofA Indices and related data "as is," makes no warranties regarding same, does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the ICE BofA Indices or any data included in, related to, or derived therefrom, assumes no liability in connection with their use and does not sponsor, endorse, or recommend Ares Management, or any of its products or services.

Semi-Annual Report 2022

Ares Dynamic Credit Allocation Fund, Inc.

Letter to Shareholders (continued)

As of June 30, 2022

The ICE BofA US High Yield Index ("H0A0") tracks the performance of US dollar denominated below investment grade corporate debt publicly issued in the US domestic market. Qualifying securities must have a below investment grade rating (based on an average of Moody's, S&P and Fitch), at least 18 months to final maturity at the time of issuance, at least one-year remaining term to final maturity as of the rebalancing date, a fixed coupon schedule and a minimum amount outstanding of $100 million. Index constituents are capitalization-weighted based on their current amount outstanding times the market price plus accrued interest. Accrued interest is calculated assuming next-day settlement. Cash flows from bond payments that are received during the month are retained in the index until the end of the month and then are removed as part of the rebalancing. Cash does not earn any reinvestment income while it is held in the index. The index is rebalanced on the last calendar day of the month, based on information available up to and including the third business day before the last business day of the month. No changes are made to constituent holdings other than on month end rebalancing dates. Inception date: August 31, 1986.

The Credit Suisse Leveraged Loan Index ("CSLLI") is designed to mirror the investable universe of the $US-denominated leveraged loan market. The index inception is January 1992. The index frequency is daily, weekly and monthly. New loans are added to the index on their effective date if they qualify according to the following criteria: 1) loan facilities must be rated "5B" or lower; 2) only fully-funded term loan facilities are included; 3) the tenor must be at least one year; and 4) issuers must be domiciled in developed countries.

The outbreak of a novel and highly contagious form of coronavirus ("COVID-19"), which the World Health Organization has declared to constitute a pandemic, has resulted in numerous deaths, adversely impacted global commercial activity and contributed to significant volatility in certain equity and debt markets. The global impact of the outbreak is rapidly evolving, and many countries have reacted by instituting quarantines, prohibitions on travel and the closure of offices, businesses, schools, retail stores and other public venues. Businesses are also implementing similar precautionary measures. Such measures, as well as the general uncertainty surrounding the dangers and impact of COVID-19, are creating significant disruption in supply chains and economic activity and are having a particularly adverse impact on energy, transportation, hospitality, tourism, entertainment and other industries. The impact of COVID-19 has led to significant volatility and declines in the global financial markets and oil prices and it is uncertain how long this volatility will continue. As COVID-19 continues to spread, the potential impacts, including a global, regional or other economic recession, are increasingly uncertain and difficult to assess. Any public health emergency, including any outbreak of COVID-19 or other existing or new epidemic diseases, or the threat thereof, and the resulting financial and economic market uncertainty could have a significant adverse impact on the funds, the value of their investments and their portfolio companies. The information herein is as of the dates referenced and not all of the effects, directly or indirectly, resulting from COVID-19 and/or the current market environment may be reflected herein. The full impact of COVID-19 and its ultimate potential effects on portfolio company performance and valuations is particularly uncertain and difficult to predict.

REF: TC- 02966

1 U.S. Bureau of Labor Statistics, Consumer Price Index Summary, July 13, 2022.

2 Federal Reserve Bank of New York, August 2, 2022.

3 Measured by the ICE BofA High Yield Master II Index ("H0A0").

4 Measured by the Credit Suisse Leveraged Loan Index ("CSLLI").

5 Represents the par weighted default rate for the respective asset classes according to the J.P. Morgan Default Monitor, July 1, 2022.

6 According to J.P. Morgan, default rates are expected to reach 1.75% and 2.25% for high yield bonds and leveraged loans, respectively, by 2023 vs. levels reached in 2020 of 6.8% and 4.3%. J.P. Morgan Default Monitor, July 1, 2022.

7 J.P. Morgan CLOIE Monitor, July 1, 2022.

8 Based Ares Insight database.

9 Measured by the ICE BofA High Yield Master II Index ("H0A0").

10 Measured by the Credit Suisse Leveraged Loan Index ("CSLLI").

11 Market price-based total returns reflect annualized stock-based total returns assuming dividend reinvestment. Peer set includes the following closed end funds: ACP, AIF, BGB, BGH, DHF, DSU, GHY, HFRO, HNW, IVH and KIO. Past performance is not indicative of future results.

12 Net investment total returns reflect annualized NAV-based total returns assuming dividend reinvestment. Peer set includes the following closed end funds: ACP, AIF, BGB, BGH, DHF, DSU, GHY, HFRO, HNW, IVH and KIO. Past performance is not indicative of future results.

13 Reflects the gross unlevered returns of ARDC's respective loan and high yield portfolios in comparison with the Credit Suisse Leveraged Loan Index and ICE BofA High Yield Master II Index. Past performance is not indicative of future results.

14 Reflects the gross unlevered returns of ARDC's CLO portfolio in comparison with BB CLOs as measured by the J.P. Morgan CLOIE Monitor. Past performance is not indicative of future results.

15 J.P. Morgan CLOIE Monitor, July 1, 2022.

16 As of June 30, 2022. Diversification does not assure profit or protect against market loss.

17 As of June 30, 2022. Represented by the ICE BofA High Yield Master II Index ("H0A0").

18 Not all of the effects, directly or indirectly, resulting from COVID-19 and/or the current market environment may be reflected herein. The full impact of COVID-19 and its ultimate potential effects on portfolio company performance and valuations is particularly uncertain and difficult to predict.

Semi-Annual Report 2022

Ares Dynamic Credit Allocation Fund, Inc.

Fund Profile & Financial Data

June 2022

Fund Highlights as of 6.30.22

Weighted Average Floating Coupon[1]	6.80%
Weighted Average Bond Coupon[2]	7.29%
Distribution Rate[3]	9.59%
Monthly Dividend Per Share[4]	$0.0975

1 The weighted-average gross interest rate on the pool of loans as of June 30, 2022.

2 The weighted-average gross interest rate on the pool of bonds at the time the securities were issued.

3 Dividend per share annualized and divided by the June 30, 2022 market price per share. The distribution rate alone is not indicative of Fund performance.

4 Represents the Fund's June 2022 dividend of $0.0975 per share, which was comprised of net investment income. To the extent that any portion of the current distributions were estimated to be sourced from something other than income, such as return of capital, the source would have been disclosed in a Section 19(a) Notice located under the "Investor Documents" section of the Fund's website. Please note that distribution classifications are preliminary and certain distributions may be re-classified at year end. Please refer to year-end tax documents for the final classifications of the Fund's distributions for a given year.

Top 10 Holdings5 as of 6.30.22

TransDigm Group Incorporated	1.31%
Uber	1.28%
Tegna	1.28%
Venator Materials PLC	1.27%
Blue Racer Midstream LLC	1.20%
Power Solutions	1.20%
EQT Corp	1.17%
Caesars Entertainment Inc	1.16%
Sprint	1.11%
Altice USA	1.10%

5 Market value percentage may represent multiple instruments by the named issuer and/or multiple issuers being consolidated to the extent they are owned by the same parent company. These values may be different than the issuer concentrations in certain regulatory filings.

Performance as of 6.30.22

	ARDC NAV	ARDC Market
1 Month	-5.99%	-8.36%
Year to Date	-13.96%	-22.11%
3 Years	0.26%	1.29%
5 Years	2.34%	2.51%
Since Inception*	4.08%	3.17%

* Since Inception of fund (11/27/2012).

Source: Ares

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. The NAV total return takes into account the Fund's total annual expenses and does not reflect transaction charges. If transaction charges were reflected, NAV total return would be reduced. Since Inception returns assume a purchase of common shares at the initial offering price of $20.00 per share for market price returns or initial net asset value (NAV) of $19.10 per share for NAV returns. Returns for periods of less than one year are not annualized. All distributions are assumed to be reinvested either in accordance with the dividend reinvestment plan (DRIP) for market price returns or NAV for NAV returns.

Current Portfolio Mix as of 6.30.22

This data is subject to change on a daily basis. As of 6.30.22, the Fund held a traded cash balance of 5.1%.

Industry Allocation6 as of 6.30.22

6 Credit Suisse industry classifications weighted by market value. These values may be different than industry classifications in certain regulatory filings.

This data is subject to change on a daily basis. As of 6.30.22, the Fund held a traded cash balance of 5.1%.

Semi-Annual Report 2022

Ares Dynamic Credit Allocation Fund, Inc.

Schedule of Investments

June 30, 2022 (Unaudited)
(in thousands, except shares, percentages and as otherwise noted)

Senior Loans 21.4%(b)(c)(d)

	Principal Amount(a)	Value(a)
Capital Goods 2.6%
LBM Acquisition, LLC, 1st Lien Term Loan, 1M LIBOR + 3.75%, 4.50%, 12/17/2027	$2,906	$2,374
Tutor Perini Corp., 1st Lien Term Loan, 3M LIBOR + 4.75%, 5.75%, 08/18/2027	3,971	3,708
VC GB Holdings I Corp., 2nd Lien Term Loan, 3M LIBOR + 6.75%, 9.63%, 07/23/2029	2,348	2,098
		8,180
Commercial & Professional Services 0.0%
Anticimex International AB, 1st Lien Term Loan, 3M LIBOR + 3.50%, 5.10%, 11/16/2028	—	—
Consumer Durables & Apparel 1.0%
LHS Borrower, LLC, 1st Lien Term Loan, 1M SOFR + 4.75%, 6.38%, 02/16/2029	3,460	2,976
Consumer Services 2.9%
Equinox Holdings, Inc., 1st Lien Term Loan, 3M LIBOR + 9.00%, 11.25%, 03/08/2024(e)	2,450	2,156
Equinox Holdings, Inc., 1st Lien Term Loan, 3M LIBOR + 3.00%, 5.25%, 03/08/2024	1,732	1,282
Equinox Holdings, Inc., 1st Lien Term Loan, 3M LIBOR + 9.00%, 11.25%, 03/08/2024	1,493	1,313
Fertitta Entertainment, LLC, 1st Lien Term Loan, 1M LIBOR + 4.00%, 5.53%, 01/27/2029	1,250	1,150
Gems Menasa Cayman, Ltd., 1st Lien Term Loan, (Cayman Islands), 6M LIBOR + 5.00%, 6.57%, 07/31/2026	3,552	3,348
		9,249
Diversified Financials 2.2%
Eagle Parent Corp., 1st Lien Term Loan, 1M LIBOR + 4.25%, 6.30%, 04/02/2029	3,000	2,870
Quest Software US Holdings, Inc., 2nd Lien Term Loan, 3M SOFR + 7.50%, 8.72%, 02/01/2030	1,696	1,511
Sunshine Investments B.V., 1st Lien Term Loan, 3M LIBOR + 4.25%, 4.75%, 05/05/2029(f)	2,778	2,629
		7,010
Food & Beverage 2.1%
Quirch Foods Holdings, LLC, 1st Lien Term Loan, SOFR CME + 4.50%, 6.82%, 10/27/2027	5,455	5,155

Senior Loans(b)(c)(d) (continued)

	Principal Amount(a)	Value(a)
Woof Holdings, Inc., 2nd Lien Term Loan, 3M LIBOR + 7.25%, 9.31%, 12/21/2028(e)	$1,635	$1,570
		6,725
Healthcare Equipment & Services 0.9%
Mamba Purchaser, Inc., 2nd Lien Term Loan, 1M LIBOR + 6.50%, 8.10%, 10/15/2029	2,796	2,671
Materials 1.0%
Pretium PKG Holdings, Inc., 2nd Lien Term Loan, 3M LIBOR + 6.75%, 8.55%, 10/01/2029	2,500	2,193
Venator Materials PLC, 1st Lien Term Loan, (Great Britain), 1M LIBOR + 3.00%, 4.67%, 08/08/2024	949	890
		3,083
Media & Entertainment 1.3%
AVSC Holding Corp., 1st Lien Term Loan, 3M LIBOR + 3.50%, 5.11%, 03/03/2025	2,490	2,134
Univision Communications, Inc., 1st Lien Term Loan, 6.00%, 06/24/2029	2,100	1,997
		4,131
Software & Services 5.6%
CDK Global Inc., 1st Lien Term Loan, 6.61%, 07/06/2029	2,547	2,401
Epicor Software Corp., 2nd Lien Term Loan, 1M LIBOR + 7.75%, 9.42%, 07/31/2028	1,252	1,212
Flexsys Holdings, Inc., 1st Lien Term Loan, 1M LIBOR + 5.25%, 6.92%, 11/01/2028(e)	2,314	2,134
Gainwell Acquisition Corp., 1st Lien Term Loan, 3M LIBOR + 4.00%, 6.25%, 10/01/2027	2,985	2,817
Grab Holdings, Inc., 1st Lien Term Loan, (Singapore), 6M LIBOR + 4.50%, 5.50%, 01/29/2026	2,500	2,275
Ivanti Software, Inc., 1st Lien Term Loan, 12/01/2025(e)(g)	250	(22)
Ivanti Software, Inc., 1st Lien Term Loan, 3M LIBOR + 4.25%, 5.85%, 12/01/2027	759	650
Ivanti Software, Inc., 2nd Lien Term Loan, 3M LIBOR + 7.25%, 8.85%, 12/01/2028	1,250	1,138
Proofpoint, Inc., 2nd Lien Term Loan, 3M LIBOR + 6.25%, 7.82%, 08/31/2029(e)	3,000	2,940
Think and Learn Private, Ltd., 1st Lien Term Loan, 3M LIBOR + 5.50%, 7.01%, 11/24/2026	2,627	2,213
		17,758

Semi-Annual Report 2022

Ares Dynamic Credit Allocation Fund, Inc.

Schedule of Investments (continued)

June 30, 2022 (Unaudited)
(in thousands, except shares, percentages and as otherwise noted)

Senior Loans(b)(c)(d) (continued)

	Principal Amount(a)	Value(a)
Transportation 1.8%
AAdvantage Loyality IP, Ltd., 1st Lien Term Loan, 3M LIBOR + 4.75%, 5.81%, 04/20/2028	$3,846	$3,662
SkyMiles IP, Ltd., 1st Lien Term Loan, 3M LIBOR + 3.75%, 4.75%, 10/20/2027	2,000	1,986
		5,648
Total Senior Loans (Cost: $72,732)		67,431

Corporate Bonds 77.8%

Automobiles & Components 2.0%
Clarios Global, LP, 8.50%, 05/15/2027(d)	3,625	3,503
Ford Motor Co., 9.00%, 04/22/2025	2,528	2,713
		6,216
Capital Goods 6.7%
Artera Services, LLC, 9.03%, 12/04/2025(d)	2,000	1,612
Clarios Global, LP, (Canada), 6.75%, 05/15/2025(d)	2,500	2,476
CP Atlas Buyer, Inc., 7.00%, 12/01/2028(d)	3,500	2,528
LBM Acquisition, LLC, 6.25%, 01/15/2029(d)	1,500	966
Specialty Building Products Holdings, LLC, 6.38%, 09/30/2026(d)	3,754	3,052
TransDigm, Inc., 8.00%, 12/15/2025(d)	6,500	6,573
Tutor Perini Corp., 6.88%, 05/01/2025(d)	1,000	817
VistaJet Malta Finance PLC, (Switzerland), 6.38%, 02/01/2030(d)	2,905	2,324
VistaJet Malta Finance PLC, (Switzerland), 7.88%, 05/01/2027(d)	1,000	882
		21,230
Consumer Durables & Apparel 0.9%
Ashton Woods USA, LLC, 6.63%, 01/15/2028(d)	3,500	2,975
Consumer Services 10.5%
Caesars Entertainment, Inc., 6.25%, 07/01/2025(d)	3,250	3,118
Caesars Entertainment, Inc., 8.13%, 07/01/2027(d)	2,773	2,679
Fertitta Entertainment, LLC / Fertitta Entertainment Finance Co., Inc., 6.75%, 01/15/2030(d)	1,250	955

Corporate Bonds (continued)

	Principal Amount(a)	Value(a)
Gems Menasa Cayman, Ltd., (Cayman Islands), 7.13%, 07/31/2026(d)	$1,250	$1,179
Golden Entertainment, Inc., 7.63%, 04/15/2026(d)	3,750	3,713
Hilton Domestic Operating Co., Inc., 5.75%, 05/01/2028(d)	2,500	2,387
International Game Technology PLC, (Great Britain), 6.50%, 02/15/2025(d)	4,000	3,980
MGM Resorts International, 6.00%, 03/15/2023	1,500	1,497
MGM Resorts International, 6.75%, 05/01/2025	3,750	3,680
Mohegan Gaming & Entertainment, 8.00%, 02/01/2026(d)	2,000	1,678
Peninsula Pacific Entertainment, LLC / Peninsula Pacific Entertainment Finance In, 8.50%, 11/15/2027(d)	3,000	3,150
Six Flags Theme Parks, Inc., 7.00%, 07/01/2025(d)	5,000	5,062
		33,078
Diversified Financials 3.9%
Ally Financial, Inc., 8.00%, 11/01/2031	2,000	2,229
Ford Motor Credit Co., LLC, 5.13%, 06/16/2025	1,000	959
Ford Motor Credit Co., LLC, 5.58%, 03/18/2024	1,000	995
Seagate HDD Cayman, (Cayman Islands), 5.75%, 12/01/2034	5,950	5,235
Vertical Holdco GmbH, (Germany), 7.63%, 07/15/2028(d)	3,139	2,817
		12,235
Energy 14.7%
Blue Racer Midstream, LLC, 6.63%, 07/15/2026(d)	3,751	3,376
Blue Racer Midstream, LLC, 7.63%, 12/15/2025(d)	2,744	2,625
Citgo Holding, Inc., 9.25%, 08/01/2024(d)	1,750	1,693
Citgo Petroleum Corp., 7.00%, 06/15/2025(d)	2,250	2,177
DCP Midstream Operating, LP, 8.13%, 08/16/2030	3,330	3,555
Enviva Partners, LP, 6.50%, 01/15/2026(d)	2,500	2,416

Semi-Annual Report 2022

Ares Dynamic Credit Allocation Fund, Inc.

Schedule of Investments (continued)

June 30, 2022 (Unaudited)
(in thousands, except shares, percentages and as otherwise noted)

Corporate Bonds (continued)

	Principal Amount(a)	Value(a)
EQM Midstream Partners LP, 7.50%, 06/01/2027(d)	$156	$151
EQM Midstream Partners LP, 7.50%, 06/01/2030(d)	156	150
EQM Midstream Partners, LP, 6.50%, 07/01/2027(d)	1,250	1,162
EQM Midstream Partners, LP, 6.50%, 07/15/2048	2,500	1,900
EQT Corp., 6.63%, 02/01/2025	1,035	1,066
EQT Corp., 7.50%, 02/01/2030	4,500	4,804
ITT Holdings, LLC, 6.50%, 08/01/2029(d)	2,000	1,600
Moss Creek Resources Holdings, Inc., 7.50%, 01/15/2026(d)	750	666
Moss Creek Resources Holdings, Inc., 10.50%, 05/15/2027(d)	750	709
NGL Energy Operating, LLC, 7.50%, 02/01/2026(d)	3,095	2,785
Occidental Petroleum Corp., 8.88%, 07/15/2030	3,500	4,018
Tallgrass Energy Partners, LP, 7.50%, 10/01/2025(d)	5,522	5,344
Western Midstream Operating, LP, 5.75%, 02/01/2050	1,625	1,306
Williams Cos., Inc., 8.75%, 03/15/2032	4,000	4,999
		46,502
Food & Staples Retailing 0.9%
Albertsons Cos., Inc., 7.50%, 03/15/2026(d)	1,500	1,478
Iceland Bondco PLC, (Great Britain), 4.38%, 05/15/2028	£1,500	1,206
		2,684
Healthcare Equipment & Services 2.7%
HCA, Inc., 7.69%, 06/15/2025	$4,750	4,976
RegionalCare Hospital Partners Holdings, Inc., 9.75%, 12/01/2026(d)	3,750	3,674
		8,650
Materials 8.5%
Crown Cork & Seal Co., Inc., 7.38%, 12/15/2026	4,350	4,437
First Quantum Minerals, Ltd., (Canada), 6.88%, 03/01/2026(d)	1,250	1,151

Corporate Bonds (continued)

	Principal Amount(a)	Value(a)
First Quantum Minerals, Ltd., (Canada), 6.88%, 10/15/2027(d)	$2,500	$2,238
Kobe US Midco 2, Inc., 9.25%, 11/01/2026(d)(h)	1,334	1,220
Owens-Brockway Glass Container, Inc., 6.38%, 08/15/2025(d)	2,877	2,745
Owens-Brockway Glass Container, Inc., 6.63%, 05/13/2027(d)	1,626	1,518
Summit Materials, LLC / Summit Materials Finance Corp., 6.50%, 03/15/2027(d)	2,750	2,652
Trident TPI Holdings, Inc., 9.25%, 08/01/2024(d)	5,750	5,260
Venator Finance SARL, (Luxembourg), 9.50%, 07/01/2025(d)	5,460	5,460
		26,681
Media & Entertainment 9.9%
Altice Financing S.A., (Luxembourg), 5.75%, 08/15/2029(d)	4,915	3,944
Belo Corp., 7.75%, 06/01/2027	500	495
Belo Corp., 7.25%, 09/15/2027	6,000	5,928
CCO Holdings, LLC / CCO Holdings Capital Corp., 5.38%, 06/01/2029(d)	1,500	1,341
CSC Holdings, LLC, 6.50%, 02/01/2029(d)	1,000	900
CSC Holdings, LLC, 7.50%, 04/01/2028(d)	5,500	4,592
Gray Television, Inc., 7.00%, 05/15/2027(d)	5,500	5,272
Live Nation Entertainment, Inc., 6.50%, 05/15/2027(d)	4,000	3,920
Nexstar Broadcasting, Inc., 5.63%, 07/15/2027(d)	2,000	1,825
Univision Communications, Inc., 6.63%, 06/01/2027(d)	1,500	1,426
Univision Communications, Inc., 7.38%, 06/30/2030(d)	1,500	1,472
		31,115
Real Estate 1.4%
Brookfield Property REIT, Inc., 5.75%, 05/15/2026(d)	2,500	2,273
Iron Mountain, Inc., 5.25%, 03/15/2028(d)	1,000	895
Iron Mountain, Inc., 5.63%, 07/15/2032(d)	1,500	1,268
		4,436

Semi-Annual Report 2022

Ares Dynamic Credit Allocation Fund, Inc.

Schedule of Investments (continued)

June 30, 2022 (Unaudited)
(in thousands, except shares, percentages and as otherwise noted)

Corporate Bonds (continued)

	Principal Amount(a)	Value(a)
Retailing 1.9%
Bath & Body Works, Inc., 6.63%, 10/01/2030(d)	$1,000	$855
Bath & Body Works, Inc., 9.38%, 07/01/2025(d)	1,151	1,168
Constellation Automotive Financing PLC, (Great Britain), 4.88%, 07/15/2027	£2,500	2,391
SCIH Salt Holdings, Inc., 6.63%, 05/01/2029(d)	$2,000	1,572
		5,986
Software & Services 1.6%
Leidos, Inc., 7.13%, 07/01/2032	2,500	2,736
Sabre GLBL, Inc., 7.38%, 09/01/2025(d)	2,485	2,319
		5,055
Technology Hardware & Equipment 1.8%
CommScope, Inc., 8.25%, 03/01/2027(d)	2,000	1,581
Dell International, LLC, 6.02%, 06/15/2026	2,350	2,442
Dell International, LLC, 6.10%, 07/15/2027	1,500	1,573
		5,596
Telecommunication Services 6.0%
Altice France Holding S.A., (Luxembourg), 10.50%, 05/15/2027(d)	3,299	2,746
Altice France S.A., (France), 8.13%, 02/01/2027(d)	1,750	1,611
Connect Finco SARL, (Cayman Islands), 6.75%, 10/01/2026(d)	2,450	2,190
Iliad Holding SASU, (France), 6.50%, 10/15/2026(d)	3,000	2,702
Iliad Holding SASU, (France), 7.00%, 10/15/2028(d)	1,000	868
Sable International Finance, Ltd., (Cayman Islands), 5.75%, 09/07/2027(d)	2,500	2,291
Sprint Corp., 7.63%, 03/01/2026	5,250	5,532
Telesat Canada, (Canada), 5.63%, 12/06/2026(d)	1,000	623
Telesat Canada, (Canada), 6.50%, 10/15/2027(d)	1,000	420
		18,983
Transportation 3.7%
American Airlines, Inc., 11.75%, 07/15/2025(d)	750	779

Corporate Bonds (continued)

	Principal Amount(a)	Value(a)
Mileage Plus Holdings, LLC, 6.50%, 06/20/2027(d)	$4,500	$4,423
Uber Technologies, Inc., 7.50%, 05/15/2025(d)	4,000	3,962
Uber Technologies, Inc., 7.50%, 09/15/2027(d)	1,000	969
Uber Technologies, Inc., 8.00%, 11/01/2026(d)	1,500	1,493
		11,626
Utilities 0.7%
CQP Holdco, LP, 5.50%, 06/15/2031(d)	2,500	2,121
Total Corporate Bonds (Cost: $269,920)		245,169

Collateralized Loan Obligations 51.3%(d)(e)

Collateralized Loan Obligations — Debt 35.5%(c)
AMMC CLO XI, Ltd., (Cayman Islands), 3M LIBOR + 5.80%, 7.09%, 04/30/2031	2,000	1,634
AMMC CLO XXII, Ltd., (Cayman Islands), 3M LIBOR + 5.50%, 6.68%, 04/25/2031	3,000	2,566
Atlas Senior Loan Fund VII, Ltd., (Cayman Islands), 3M LIBOR + 8.05%, 9.60%, 11/27/2031	775	499
Bain Capital Credit CLO 2019-4, Ltd., (Cayman Islands), 3M LIBOR + 7.99%, 9.02%, 04/23/2035	1,000	964
Bain Capital Credit CLO, Ltd. 2017-2, (Cayman Islands), 3M LIBOR + 6.86%, 8.04%, 07/25/2034	3,000	2,781
Bain Capital Credit CLO, Ltd. 2019-2, (Cayman Islands), 3M LIBOR + 6.32%, 7.36%, 10/17/2032	2,500	2,196
Bain Capital Credit CLO, Ltd. 2020-1, (Cayman Islands), 3M LIBOR + 8.25%, 9.29%, 04/18/2033	3,000	2,890
Bain Capital Credit CLO, Ltd. 2021-5, (Cayman Islands), 3M LIBOR + 6.50%, 7.68%, 10/23/2034	2,000	1,792
Barings CLO, Ltd. 2020-I, (Cayman Islands), 3M LIBOR + 6.65%, 7.69%, 10/15/2036	1,000	914
Canyon Capital CLO, Ltd. 2018-1, (Cayman Islands), 3M LIBOR + 5.75%, 6.79%, 07/15/2031	750	620
Carlyle Global Market Strategies CLO, Ltd. 2017-1, (Cayman Islands), 3M LIBOR + 6.00%, 7.06%, 04/20/2031	3,000	2,466

Semi-Annual Report 2022

Ares Dynamic Credit Allocation Fund, Inc.

Schedule of Investments (continued)

June 30, 2022 (Unaudited)
(in thousands, except shares, percentages and as otherwise noted)

Collateralized Loan Obligations(d)(e) (continued)

	Principal Amount(a)	Value(a)
Carlyle US CLO, Ltd. 2021-10, (Cayman Islands), 3M LIBOR + 6.50%, 7.56%, 10/20/2034	$1,000	$905
Cedar Funding CLO II, Ltd., (Cayman Islands), 3M LIBOR + 7.30%, 8.36%, 04/20/2034	1,750	1,609
CIFC Funding, Ltd. 2019-4A, (Cayman Islands), 3M LIBOR + 6.60%, 7.64%, 10/15/2034	1,500	1,366
CIFC Funding, Ltd. 2021-VI, (Cayman Islands), 3M LIBOR + 6.25%, 7.29%, 10/15/2034	2,000	1,785
CIFC Funding, Ltd. 2021-VII, (Cayman Islands), 3M LIBOR + 6.35%, 7.53%, 01/23/2035	2,300	2,058
Crestline Denali CLO XIV, Ltd., (Cayman Islands), 3M LIBOR + 6.35%, 7.53%, 10/23/2031	2,000	1,587
Crestline Denali CLO XV, Ltd., (Cayman Islands), 3M LIBOR + 7.35%, 8.41%, 04/20/2030	3,875	2,957
Denali Capital CLO XII, Ltd., (Cayman Islands), 3M LIBOR + 5.90%, 6.94%, 04/15/2031	5,000	3,944
Dryden 26 Senior Loan Fund, (Cayman Islands), 3M LIBOR + 5.54%, 6.58%, 04/15/2029	2,000	1,791
Dryden 40 Senior Loan Fund, (Cayman Islands), 3M LIBOR + 5.75%, 7.16%, 08/15/2031	3,000	2,598
Dryden 45 Senior Loan Fund, (Cayman Islands), 3M LIBOR + 5.85%, 6.89%, 10/15/2030	3,000	2,624
Dryden 85 CLO, Ltd., (Cayman Islands), 3M LIBOR + 6.50%, 7.54%, 10/15/2035	2,000	1,809
Elmwood CLO I, Ltd., (Cayman Islands), 3M LIBOR + 7.71%, 8.77%, 10/20/2033	3,000	2,857
Elmwood CLO II, Ltd., (Cayman Islands), 3M LIBOR + 6.80%, 7.86%, 04/20/2034	1,500	1,376
Elmwood CLO III, Ltd., (Cayman Islands), 3M LIBOR + 6.50%, 7.56%, 10/20/2034	1,750	1,584
Elmwood CLO VIII, Ltd., (Cayman Islands), 3M LIBOR + 6.00%, 7.06%, 01/20/2034	1,000	882
Elmwood CLO VIII, Ltd., (Cayman Islands), 3M LIBOR + 8.00%, 9.06%, 01/20/2034	1,000	909
Generate CLO VIII, Ltd., (Cayman Islands), 3M LIBOR + 6.95%, 8.01%, 10/20/2034	1,000	901

Collateralized Loan Obligations(d)(e) (continued)

	Principal Amount(a)	Value(a)
Highbridge Loan Management, Ltd. 2014-4, (Cayman Islands), 3M LIBOR + 7.36%, 8.60%, 01/28/2030	$2,000	$1,560
ICG U.S. CLO, Ltd. 2018-2, (Cayman Islands), 3M LIBOR + 5.75%, 6.89%, 07/22/2031	1,200	984
Invesco CLO, Ltd., (Cayman Islands), 3M LIBOR + 6.15%, 7.19%, 07/15/2034	1,000	862
LCM XVII, LP, (Cayman Islands), 3M LIBOR + 6.00%, 7.04%, 10/15/2031	3,750	3,045
LCM XXIII, Ltd., (Cayman Islands), 3M LIBOR + 7.05%, 8.11%, 10/20/2029	3,000	2,464
Madison Park Funding XIV, Ltd., (Cayman Islands), 3M LIBOR + 7.77%, 8.91%, 10/22/2030	2,500	2,011
Madison Park Funding XXVI, Ltd., (Cayman Islands), 3M LIBOR + 6.50%, 7.74%, 07/29/2030	1,500	1,362
Madison Park Funding XXVIII, Ltd., (Cayman Islands), 3M LIBOR + 7.60%, 8.64%, 07/15/2030	1,000	813
Madison Park Funding XXXII, Ltd., (Cayman Islands), 3M LIBOR + 6.20%, 7.34%, 01/22/2031	3,000	2,684
Madison Park Funding XXXV, Ltd., (Cayman Islands), 3M LIBOR + 6.10%, 7.16%, 04/20/2032	1,500	1,336
Madison Park Funding XXXVI, Ltd., (Cayman Islands), 3M LIBOR + 7.05%, 7.90%, 04/15/2035	1,000	898
Madison Park Funding XXXVII, Ltd., (Cayman Islands), 3M LIBOR + 6.15%, 7.19%, 07/15/2033	1,000	900
Magnetite XIX, Ltd., (Cayman Islands), 3M LIBOR + 6.40%, 7.44%, 04/17/2034	2,000	1,789
Magnetite XXIV, Ltd., (Cayman Islands), 3M LIBOR + 6.40%, 7.25%, 04/15/2035	1,500	1,339
Northwoods Capital XII-B, Ltd., (Cayman Islands), 3M LIBOR + 5.79%, 7.62%, 06/15/2031	2,000	1,545
Oak Hill Credit Partners X-R, Ltd., (Cayman Islands), 3M LIBOR + 6.25%, 7.31%, 04/20/2034	1,500	1,333
Oaktree CLO, Ltd. 2019-2, (Cayman Islands), 3M LIBOR + 6.77%, 7.81%, 04/15/2031	2,000	1,682
OHA Credit Funding 3, Ltd., (Cayman Islands), 3M LIBOR + 6.25%, 7.31%, 07/02/2035	1,000	889

Semi-Annual Report 2022

Ares Dynamic Credit Allocation Fund, Inc.

Schedule of Investments (continued)

June 30, 2022 (Unaudited)
(in thousands, except shares, percentages and as otherwise noted)

Collateralized Loan Obligations(d)(e) (continued)

	Principal Amount(a)	Value(a)
OHA Credit Funding 4, Ltd., (Cayman Islands), 3M LIBOR + 6.40%, 7.54%, 10/22/2036	$1,000	$899
OHA Credit Partners VII, Ltd., (Cayman Islands), 3M LIBOR + 6.25%, 7.73%, 02/20/2034	3,000	2,669
OHA Credit Partners XI, Ltd., (Cayman Islands), 3M LIBOR + 7.90%, 8.96%, 01/20/2032	2,750	2,334
OZLM XI, Ltd., (Cayman Islands), 3M LIBOR + 7.00%, 8.29%, 10/30/2030	2,750	2,377
Sixth Street CLO XVI, Ltd., (Cayman Islands), 3M LIBOR + 6.15%, 7.21%, 10/20/2034	1,250	1,111
Sound Point CLO XXVI, Ltd., (Cayman Islands), 3M LIBOR + 6.86%, 7.92%, 07/20/2034	1,000	885
Tallman Park CLO, Ltd., (Cayman Islands), 3M LIBOR + 6.35%, 7.41%, 04/20/2034	2,000	1,785
TCI-Flatiron CLO, Ltd. 2018-1, (Cayman Islands), 3M LIBOR + 6.15%, 7.39%, 01/29/2032	3,000	2,602
TCI-Symphony CLO, Ltd. 2017-1, (Cayman Islands), 3M LIBOR + 6.45%, 7.49%, 07/15/2030	2,100	1,848
TICP CLO VI, Ltd. 2016-2, (Cayman Islands), 3M LIBOR + 6.25%, 7.29%, 01/15/2034	2,250	2,004
TICP CLO XIII, Ltd., (Cayman Islands), 3M LIBOR + 6.20%, 7.24%, 04/15/2034	1,250	1,109
Trestles CLO, Ltd. 2017-1, (Cayman Islands), 3M LIBOR + 6.25%, 7.43%, 04/25/2032	1,000	933
Venture XXIV CLO, Ltd., (Cayman Islands), 3M LIBOR + 6.72%, 7.78%, 10/20/2028	700	595
Venture XXVII CLO, Ltd., (Cayman Islands), 3M LIBOR + 6.35%, 7.41%, 07/20/2030	2,025	1,594
Venture XXXVI CLO, Ltd., (Cayman Islands), 3M LIBOR + 6.92%, 7.98%, 04/20/2032	2,000	1,648
Vibrant CLO X, Ltd., (Cayman Islands), 3M LIBOR + 6.19%, 7.25%, 10/20/2031	3,000	2,351
Voya CLO, Ltd. 2013-3, (Cayman Islands), 3M LIBOR + 5.90%, 6.94%, 10/18/2031	2,750	2,241
Voya CLO, Ltd. 2015-3, (Cayman Islands), 3M LIBOR + 6.20%, 7.26%, 10/20/2031	3,000	2,417
		111,762
Collateralized Loan Obligations — Equity 15.8%
AIMCO CLO XI, Ltd., (Cayman Islands), 22.78%, 10/17/2034	1,985	1,703
AIMCO CLO XVI, Ltd., (Cayman Islands), 15.26%, 01/17/2035	1,150	909

Collateralized Loan Obligations(d)(e) (continued)

	Principal Amount(a)	Value(a)
Allegro CLO V, Ltd., (Cayman Islands), 18.89%, 10/16/2030	$2,000	$576
Bain Capital Credit CLO, Ltd. 2020-2, (Cayman Islands), 38.28%, 07/19/2034	1,250	844
Bain Capital Credit CLO, Ltd. 2022-1, (Cayman Islands), 17.00%, 04/18/2035	1,500	1,202
Barings CLO, Ltd. 2021-II, (Cayman Islands), 14.80%, 07/15/2034	1,500	1,286
Canyon Capital CLO, Ltd. 2019-1, (Cayman Islands), 19.99%, 04/15/2032	1,000	610
Carlyle Global Market Strategies CLO, Ltd. 2017-3, (Cayman Islands), 11.06%, 07/20/2029	1,750	466
Carlyle Global Market Strategies CLO, Ltd. 2018-3, (Cayman Islands), 15.07%, 10/15/2030	3,223	1,258
Cedar Funding CLO IV, Ltd., (Cayman Islands), 15.38%, 07/23/2034	3,160	1,641
Cedar Funding CLO V, Ltd., (Cayman Islands), 22.68%, 07/17/2031	2,546	1,851
Cedar Funding CLO VIII, Ltd., (Cayman Islands), 14.47%, 10/17/2034	2,930	1,533
CIFC Funding, Ltd. 2018-5A, (Cayman Islands), 19.38%, 01/15/2032	375	210
CIFC Funding, Ltd. 2020-3A, (Cayman Islands), 18.07%, 10/20/2034	1,750	1,487
CIFC Funding, Ltd. 2021-5A, (Cayman Islands), 15.59%, 07/15/2034	2,250	1,793
Dryden 98 CLO, Ltd., (Cayman Islands), 16.18%, 04/20/2035	1,100	916
Elmwood CLO XI, Ltd., (Cayman Islands), 16.56%, 10/20/2034	1,200	996
Halcyon Loan Advisors Funding, Ltd. 2017-1, (Cayman Islands), 18.03%, 06/25/2029	1,750	537
ICG U.S. CLO, Ltd. 2021-1, (Cayman Islands), 15.68%, 04/17/2034	2,000	1,362
Invesco CLO 2021-3, Ltd., (Cayman Islands), 12.24%, 10/22/2034	1,130	753
Invesco CLO 2021-3, Ltd., (Cayman Islands), 10/22/2034	113	28
LCM XV, LP, (Cayman Islands), 25.36%, 07/20/2030	5,875	1,282
LCM XXIII, Ltd., (Cayman Islands), 15.04%, 10/20/2029	3,100	881
Madison Park Funding LIII, Ltd., (Cayman Islands), 13.47%, 04/21/2035	1,000	810

Semi-Annual Report 2022

Ares Dynamic Credit Allocation Fund, Inc.

Schedule of Investments (continued)

June 30, 2022 (Unaudited)
(in thousands, except shares, percentages and as otherwise noted)

Collateralized Loan Obligations(d)(e) (continued)

	Principal Amount(a)	Value(a)
Madison Park Funding LIX, Ltd., (Cayman Islands), 13.03%, 01/18/2034	$2,250	$1,804
Madison Park Funding XII, Ltd., (Cayman Islands), 07/20/2026	4,000	148
Madison Park Funding XXII, Ltd., (Cayman Islands), 13.82%, 01/15/2033	4,000	2,144
Madison Park Funding XXXI, Ltd., (Cayman Islands), 16.59%, 01/23/2048	2,000	1,285
Madison Park Funding XXXII, Ltd., (Cayman Islands), 27.33%, 01/22/2048	2,000	1,333
Magnetite XXVIII, Ltd., (Cayman Islands), 18.62%, 01/20/2035	2,500	1,959
Oaktree CLO, Ltd. 2015-1, (Cayman Islands), 10/20/2027	4,000	677
Oaktree CLO, Ltd. 2018-1, (Cayman Islands), 17.41%, 10/20/2030	4,250	1,484
OHA Credit Partners VII, Ltd., (Cayman Islands), 19.33%, 02/20/2034	2,672	1,498
OHA Credit Partners XVI, (Cayman Islands), 14.68%, 10/18/2034	1,635	1,303
OHA Loan Funding, Ltd. 2016-1, (Cayman Islands), 17.08%, 01/20/2033	3,250	2,136
RR 19, Ltd., (Cayman Islands), 12.74%, 10/15/2035	2,350	1,823
Signal Peak CLO V, Ltd., (Cayman Islands), 16.01%, 04/25/2031	2,568	1,246
Signal Peak CLO VIII, Ltd., (Cayman Islands), 17.95%, 04/20/2033	4,000	2,827
Wellfleet CLO, Ltd. 2018-3, (Cayman Islands), 19.04%, 01/20/2032	3,000	1,240
Wellman Park CLO, Ltd., (Cayman Islands), 07/15/2034	5,000	199
Wellman Park CLO, Ltd., (Cayman Islands), 13.63%, 07/15/2034	2,500	1,924
West CLO, Ltd. 2013-1, (Cayman Islands), 11/07/2025	500	—
		49,964
Total Collateralized Loan Obligations (Cost: $190,430)		161,726

Warrants 0.0%(d)(e)(i)

	Shares	Value(a)
Media & Entertainment 0.0%
Affinion Holdings, Common Stock Warrants	7,874	$—
Total Warrants (Cost: $3,925)		—
Total Investments — 150.5% (Cost: $537,007)		$474,326
Liabilities in Excess of Other Assets — (50.5%)		(159,078)
Net Assets — 100.0%		$315,248

Semi-Annual Report 2022

Ares Dynamic Credit Allocation Fund, Inc.

Schedule of Investments (continued)

June 30, 2022 (Unaudited)
(in thousands, except shares, percentages and as otherwise noted)

Footnotes:

(a)  Investment holdings in foreign currencies are converted to U.S. Dollars using period end spot rates. All investments are in United States enterprises and all principal amounts are shown in U.S. Dollars unless otherwise noted.

(b)  Variable rate loans to the Company's portfolio companies bear interest at a rate that may be determined by reference to the London Interbank Offered Rate ("LIBOR"), the Secured Overnight Financing Rate ("SOFR"), or an alternate base rate (commonly based on the Federal Funds Rate or the Prime Rate), at the borrower's option, which reset annually(A), semi-annually (S), quarterly (Q), bi-monthly (B), monthly (M) or daily (D). SOFR based contracts may include a credit spread adjustment that is charged in addition to the base rate and the stated spread. For each such loan, the Company has provided the interest rate in effect on the date presented.

(c)  Variable rate coupon rate shown as of June 30, 2022.

(d)  All of Ares Dynamic Credit Allocation Fund, Inc. (the "Fund") Senior Loans, Collateralized Loan Obligations, Warrants and Corporate Bonds exempt from registration under Rule 144A, which as of June 30, 2022 represented 128.0% of the Fund's net assets or 85.1% of the Fund's total assets, are subject to legal restrictions on sales.

(e)  Investments whose values were determined using significant unobservable inputs (Level 3) (See Note 3 of the Notes to Financial Statements).

(f)  This loan or a portion of this loan represents an unsettled loan purchase. The interest rate will be determined at the time of settlement and will be based upon a spread plus the applicable reference rate determined at the time of purchase.

(g)  As of June 30, 2022, the Fund had entered into the following commitments to fund various revolving and delayed draw senior secured and subordinated loans. Such commitments are subject to the satisfaction of certain conditions set forth in the documents governing these loans and there can be no assurance that such conditions will be satisfied. See Note 2 of the Notes to Financial Statements for further information on revolving and delayed draw loan commitments.

Unfunded security	Total revolving and delayed draw commitments	Less: drawn commitments	Total undrawn commitments
Ivanti Software, Inc.	$250	$—	$250

(h)  Includes a Payment-In-Kind ("PIK") provision.

(i)  Non-income producing security as of June 30, 2022.

  As of June 30, 2022, the aggregate cost of securities for Federal income tax purposes was $537,007.
Unrealized appreciation and depreciation on investments for Federal income tax purposes are as follows:

Gross unrealized appreciation	$2,186
Gross unrealized depreciation	(64,881)
Net unrealized depreciation	$(62,695)

Abbreviations:

144A  Certain conditions for public sale may exist. Unless otherwise noted, these securities are deemed to be liquid.

CLO  Collateralized Loan Obligation

Currencies:

$  U.S. Dollars

£  British Pounds

€  Euro Currency

Semi-Annual Report 2022

Ares Dynamic Credit Allocation Fund, Inc.

Statement of Assets and Liabilities

June 30, 2022 (Unaudited)
(in thousands, except per share data)

Assets:
Investments, at value (cost $537,007)	$474,326
Cash	13,204
Cash denominated in foreign currency, at value (cost $1,249)	1,284
Receivable for securities sold	26,029
Interest and principal receivable	8,163
Other assets	38
Total assets	523,044
Liabilities:
Mandatory redeemable preferred shares (liquidation preference $100,000, net of unamortized deferred issuance costs of $1,197)	98,803
Line of credit outstanding	91,660
Payable for securities purchased	15,138
Payable for investment advisory fees	835
Interest and commitment fee payable	160
Accrued expenses and other payables	1,200
Total liabilities	207,796
Net assets	$315,248
Net assets consist of:
Paid-in capital	$441,048
Accumulated losses	(125,800)
Net assets	$315,248
Common shares:
Net assets	$315,248
Shares outstanding (authorized 1 billion shares of $0.001 par value)	22,915
Net asset value per share	$13.76

Semi-Annual Report 2022

Ares Dynamic Credit Allocation Fund, Inc.

Statement of Operations

For the six months ended June 30, 2022 (Unaudited)
(in thousands)

Investment income:
Interest	$22,029
Total investment income	22,029
Expenses:
Investment advisory fees (Note 3)	3,032
Interest and credit facility fees (Note 6 and 7)	2,270
Administrative services of the adviser (Note 3)	378
Administration, custodian and transfer agent fees (Note 3)	188
Investor support fees (Note 3)	179
Other expenses	357
Total operating expenses	6,404
Tax expense (Note 9)	134
Total expenses	6,538
Net investment income	15,491
Net realized and unrealized gains/(losses) on investments and foreign currency
Net realized losses on investments	(6,239)
Net realized gains on foreign currency	97
Net unrealized losses on investments	(62,399)
Net unrealized gains on foreign currency	1,402
Net realized and unrealized losses on investments and foreign currency	(67,139)
Total decrease in net assets resulting from operations	$(51,648)

Semi-Annual Report 2022

Ares Dynamic Credit Allocation Fund, Inc.

Statements of Changes in Net Assets

(in thousands)

	For the Six Months Ended June 30, 2022 (Unaudited)	For the Year Ended December 31, 2021
Increase (decrease) in net assets from operations:
Net investment income	$15,491	$28,858
Net realized gains/(losses) on investments and foreign currency	(6,142)	4,391
Net unrealized gains/(losses) on investments and foreign currency	(60,997)	3,886
Net increase/(decrease) from operations	(51,648)	37,135
Distributions to shareholders from (Note 2):
Distributable earnings	(13,405)	(26,810)
Increase/(decrease) in net assets from operations and distributions	(65,053)	10,325
Share transactions:
Cost of shares repurchased (Note 5)	—	—
Net increase from share transactions	—	—
Total increase/(decrease) in net assets	(65,053)	10,325
Net Assets, beginning of period	380,301	369,976
Net Assets, end of period	$315,248	$380,301

Semi-Annual Report 2022

Ares Dynamic Credit Allocation Fund, Inc.

Statement of Cash Flows

For the six months ended June 30, 2022 (Unaudited)
(in thousands)

Operating activities:
Net increase in net assets resulting from operations	$(51,648)
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
Purchases of investments	(157,753)
Proceeds from the sale of investments	220,616
Amortization and accretion of discounts and premiums, net	750
Net realized (gains)/losses on investments	6,239
Net unrealized (gains)/losses on investments	62,399
Effect of exchange rate changes on line of credit	(2,249)
Changes in operating assets and liabilities:
Receivable for securities sold	(14,047)
Interest and principal receivable	(607)
Prepaid expenses	65
Payable for securities purchased	(16,598)
Payable for investment advisory fees	(880)
Interest and commitment fee payable	30
Accrued expenses and other fees	126
Net cash provided by operating activities	46,443
Financing activities:
Borrowings on debt	59,146
Repayments on debt	(84,111)
Deferred debt and preferred shares issuance costs	119
Distributions paid to common shareholders	(13,405)
Net cash used by financing activities	(38,251)
Net increase in Cash	8,192
Cash:
Beginning of period	6,296
End of period	$14,488
Supplemental disclosure of cash flow information:
Cash paid during the period for interest	$2,025

Semi-Annual Report 2022

Ares Dynamic Credit Allocation Fund, Inc.

Financial Highlights

(in thousands, except per share data, percentages and as otherwise noted)

	For the Six Months Ended June 30, 2022 (Unaudited)		For the Ended December 31, 2021		For the Year Ended December 31, 2020	For the Period Ended December 31, 2019*		For the Year Ended October 31, 2019	For the Year Ended October 31, 2018	For the Year Ended October 31, 2017
Per share data:
Net asset value, beginning of period	$16.60		$16.15		$17.02	$16.42		$17.50	$18.00	$17.04
Income from investment operations:
Net investment income	0.68		1.26		1.19	0.17		1.39	1.35	1.33
Net realized and change in unrealized gain (loss)	(2.93)		0.36		(0.86)	0.65		(1.18)	(0.56)	0.87
Total increase (decrease) from investment operations	(2.25)		1.62		0.33	0.82		0.21	0.79	2.20
Less distributions declared to shareholders:
From net investment income	(0.59)		(1.17)		(1.20)	(0.22)		(1.29)	(1.29)	(1.24)
Total distributions declared to shareholders	(0.59)		(1.17)		(1.20)	(0.22)		(1.29)	(1.29)	(1.24)
Net asset value common shares, end of period	$13.76		$16.60		$16.15	$17.02		$16.42	$17.50	$18.00
Market value common shares, end of period	$12.20		$16.33		$14.29	$15.35		$14.48	$14.97	$16.45
Net asset value total return(a)	(13.96	)%(b)	10.28%		3.00%	4.99	%(b)	1.23%	4.47%	13.33%
Market value total return(c)	(22.11	)%(b)	23.10%		2.33%	7.53	%(b)	5.49%	(1.43)%	20.91%
Ratios to average net assets/ supplemental data:
Net assets, end of period	$315,248		$380,301		$369,976	$390,096		$376,282	$401,956	$413,386
Expenses, inclusive of interest expense and amortization of debt issuance	3.69	%(d)	2.82	%(d)	2.83%	3.36	%(e)	3.37%	3.20%	2.90%
Expenses, exclusive of interest expense and amortization of debt issuance	2.41%		2.08%		2.17%	2.20	%(e)	2.03%	2.02%	2.08%
Net investment income	8.74%		7.60%		8.04%	6.15	%(e)	8.16%	7.54%	7.52%
Portfolio turnover rate	28.49	%(b)	76.03%		127.09%	11.70	%(e)	78.40%	82.47%	84.35%

*  For the two month period ended December 31, 2019. See Note 1 of Notes to Financial Statements.

(a)  Based on net asset value per share. Distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund's Dividend Reinvestment Plan. Total Return is not annualized for periods less than one year.

(b)  Not annualized.

(c)  Based on market value per share (beginning market value common shares $20.00). Distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund's Dividend Reinvestment Plan.

(d)  Includes stated dividends and amortization of deferred issuance costs on the mandatory redeemable preferred shares. See Note 7 of the Notes to Financial Statements.

(e)  Annualized.

Semi-Annual Report 2022

Ares Dynamic Credit Allocation Fund, Inc.

Notes to Financial Statements

June 30, 2022 (Unaudited)

(in thousands, except per share data, percentages and as otherwise noted)

(1) Organization

Ares Dynamic Credit Allocation Fund, Inc. (NYSE: ARDC) ("ARDC" or "Fund") is a corporation incorporated under the laws of the State of Maryland and registered with the Securities and Exchange Commission (the "SEC") under the Investment Company Act of 1940, as amended (the "Investment Company Act"), as a closed-end, diversified, management investment company, and intends to qualify each year to be treated as a Regulated Investment Company ("RIC"), under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code""). The Fund commenced operations on November 27, 2012.

The Fund's investment objective is to seek an attractive risk adjusted level of total return, primarily through current income and, secondarily, through capital appreciation. The Fund seeks to achieve its investment objective by investing primarily in a broad, dynamically managed portfolio of (i) senior secured loans ("Senior Loans") made primarily to companies whose debt is rated below investment grade, (ii) corporate bonds ("Corporate Bonds") that are primarily high yield issues rated below investment grade, (iii) other fixed-income instruments of a similar nature that may be represented by derivatives, and (iv) securities issued by entities commonly referred to as collateralized loan obligations ("CLOs") and other asset-backed securities. The Fund's investments in CLOs may include investments in subordinated tranches of CLO securities. The Adviser will dynamically allocate the Fund's portfolio among investments in the various targeted credit markets, to seek to manage interest rate and credit risk and the duration of the Fund's portfolio. Under normal market conditions, the Fund will not invest more than (i) 45% of its Managed Assets in CLOs and other asset-backed securities, or (ii) 15% of its Managed Assets in subordinated (or residual) tranches of CLO securities. "Managed Assets" means the total assets of the Fund (including any assets attributable to any preferred shares that may be issued or to indebtedness) minus the Fund's liabilities other than liabilities relating to indebtedness.

The Fund is externally managed by Ares Capital Management II LLC (the "Adviser") pursuant to an investment and advisory and management agreement. The Adviser was registered as an investment adviser with the SEC under the Investment Advisers Act of 1940 (the "Advisers Act") on June 9, 2011 and serves as the investment adviser to the Fund. The Adviser oversees the management of the Fund's activities and is responsible for making investment decisions for the Fund's portfolio. Ares Operations LLC, a subsidiary of Ares Management Corporation ("Ares Management"), provides certain administrative and other services necessary for the Fund to operate.

Fiscal Year End Change

On September 25, 2019, the Board of Directors (the "Board") approved a change to the fiscal year end of the Fund from October 31 to December 31. Accordingly, the Fund's financial statements and related notes include information as of and for the year ended December 31, 2020, the two month period ended December 31, 2019 and the year ended October 31, 2019.

(2) Significant Accounting Policies

Basis of Presentation

The accompanying financial statements have been prepared on the accrual basis of accounting in conformity with U.S. generally accepted accounting principles ("GAAP"), and includes the accounts of the Fund. The Fund is an investment company following accounting and reporting guidance in Accounting Standards Codification ("ASC") Topic 946, Financial Services — Investment Companies. The financial statements reflect all adjustments and reclassifications, that, in the opinion of management, are necessary for the fair presentation of the results of operations and financial condition as of and for the periods presented.

Cash and Cash Equivalents

Cash and cash equivalents include funds from time to time deposited with financial institutions. Cash and cash equivalents are carried at cost, which approximates fair value.

Concentration of Credit Risk

The Fund places its cash and cash equivalents with financial institutions and, at times, cash held in money market accounts may exceed the Federal Deposit Insurance Corporation insured limit.

Investment Transactions

Investment transactions are accounted for on the trade date and all investments in securities are recorded at their fair value. See Note 4 for more information on the Fund's valuation process. Realized gains and losses are reported on the specific identification method without regard to unrealized gains or losses previously recognized, and include investments charged off during the period, net of recoveries. Unrealized gains or losses primarily reflect the change in investment values, including the reversal of previously recorded unrealized gains or losses when gains or losses are realized.

Interest Income Recognition

Interest income is recorded on an accrual basis and includes the accretion of discounts, amortization of premiums and payment-in-kind ("PIK") interest. Discounts from and premiums to par value on investments purchased are accreted/amortized into interest income over the life of the

Semi-Annual Report 2022

Ares Dynamic Credit Allocation Fund, Inc.

Notes to Financial Statements (continued)

June 30, 2022 (Unaudited)

(in thousands, except per share data, percentages and as otherwise noted)

respective security using the effective yield method. To the extent loans contain PIK provisions, PIK interest, computed at the contractual rate specified in each applicable agreement, is accrued and recorded as interest income and added to the principal balance of the loan. PIK interest income added to the principal balance is generally collected upon repayment of the outstanding principal. The amortized cost of investments represents the original cost adjusted for any accretion of discounts, amortization of premiums and PIK interest.

Loans are generally placed on non-accrual status when principal or interest payments are past due 30 days or more or when there is reasonable doubt that principal or interest will be collected in full. Accrued and unpaid interest is generally reversed when a loan is placed on non-accrual status. Interest payments received on non-accrual loans may be recognized as income or applied to principal depending upon the Fund's judgment regarding collectability. Non-accrual loans are restored to accrual status when past due principal and interest are paid or there is no longer any reasonable doubt that such principal or interest will be collected in full and, in the Fund's judgment, are likely to remain current. The Fund may make exceptions to this policy if the loan has sufficient collateral value (i.e., typically measured as enterprise value of the portfolio company) or is in the process of collection.

CLO equity investments recognize investment income by utilizing an effective interest methodology based upon an effective yield to maturity utilizing projected cash flows, as required by ASC Topic 325-40, Beneficial Interest in Securitized Financial Assets.

Foreign Currency Transactions

Amounts denominated in foreign currencies are translated into U.S. dollars on the following basis: (i) investments and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates effective on the date of valuation; and (ii) purchases and sales of investments and income and expense items denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates prevailing on transaction dates.

The Fund does not isolate that portion of the results of operations resulting from the changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included within the net realized and unrealized gain (loss) on investments in the Statement of Operations.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates of securities transactions, and the difference between the amounts of income and expense items recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from the changes in fair values of assets and liabilities, other than investments in securities at period end, resulting from changes in exchange rates.

Investments in foreign companies and securities of foreign governments may involve special risks and considerations not typically associated with investing in U.S. companies and securities of the U.S. government. These risks include, among other things, revaluation of currencies, less reliable information about issuers, different transaction clearance and settlement practices, and potential future adverse political and economic developments. Moreover, investments in foreign companies and securities of foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies and the U.S. government.

Mandatory Redeemable Preferred Shares

The Fund carries its mandatory redeemable preferred shares at amortized cost and included as a liability on the Statement of Assets and Liabilities. See Note 7 for further details.

Debt and Mandatory Redeemable Preferred Shares Issuance Costs

Debt and mandatory redeemable preferred shares issuance costs are amortized over the life of the senior secured revolving credit facility and mandatory redeemable preferred shares.

Income Taxes

The Fund has elected to be treated as a RIC under the Internal Revenue Code of 1986, as amended (the "Code"), and operates in a manner so as to qualify for the tax treatment applicable to RICs. To qualify as a RIC, the Fund must (among other requirements) meet certain source-of-income and asset diversification requirements and timely distribute to its shareholders all or substantially all of its investment company taxable income, as defined by the Code, for each year. The Fund has made and intends to continue to make the requisite distributions to its shareholders, which will generally relieve the Fund from U.S. federal corporate-level income taxes.

Depending on the level of taxable income earned in a tax year, the Fund may choose to carry forward taxable income in excess of current year dividend distributions from such current year taxable income into the next tax year and pay a 4% excise tax on such income, as required. To the extent that the Fund determines that its estimated current year taxable income will

Semi-Annual Report 2022

Ares Dynamic Credit Allocation Fund, Inc.

Notes to Financial Statements (continued)

June 30, 2022 (Unaudited)

(in thousands, except per share data, percentages and as otherwise noted)

be in excess of estimated dividend distributions for the current year from such income, the Fund accrues excise tax, if any, on estimated excess taxable income as such taxable income is earned.

For tax purposes, the distributions to holders of mandatory redeemable preferred shares as described in Note 7 are treated as dividends.

Commitments and Contingencies

In the normal course of business, the Fund's investment activities involve executions, settlement and financing of various transactions resulting in receivables from, and payables to, brokers, dealers and the Fund's custodian. These activities may expose the Fund to risk in the event that such parties are unable to fulfill contractual obligations. Management does not anticipate any material losses from counterparties with whom it conducts business. Consistent with standard business practice, the Fund enters into contracts that contain a variety of indemnifications, and is engaged from time to time in various legal actions. The maximum exposure of the Fund under these arrangements and activities is unknown. However, the Fund expects the risk of material loss to be remote.

Commitments to extend credit include loan proceeds the Fund is obligated to advance, such as delayed draws or revolving credit arrangements. Commitments generally have fixed expiration dates or other termination clauses. Unrealized gains or losses associated with unfunded commitments are recorded in the financial statements and reflected as an adjustment to the fair value of the related security in the Schedule of Investments. The par amount of the unfunded commitments is not recognized by the Fund until it becomes funded.

Distributions to Shareholders

The Fund intends to make regular monthly cash distributions of all or a portion of its net investment income available to common shareholders. The Fund intends to pay common shareholders at least annually all or substantially all of its net investment income. The Fund intends to pay any capital gains distributions at least annually. Dividends to shareholders are recorded on the ex-dividend date.

The distributions for any full or partial year might not be made in equal amounts, and one distribution may be larger than another. The Fund will make distributions only if authorized by its Board and declared by the Fund out of assets legally available for these distributions. The Fund may pay a special distribution at the end of each calendar year. This distribution policy may, under certain circumstances, have certain adverse consequences to the Fund and its shareholders because it may result in a return of capital to shareholders, which would reduce the Fund's net asset value and, over time, potentially increase the Fund's expense ratios. If the Fund distributes a return of capital, it means that the Fund is returning to shareholders a portion of their investment rather than making a distribution that is funded from the Fund's earned income or other profits. The Board may elect to change the Fund's distribution policy at any time.

Use of Estimates in the Preparation of Financial Statements

The preparation of financial statements in conformity with GAAP requires the Adviser to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates and such differences may be material.

Recent Accounting Pronouncement

In March 2020, the Financial Accounting Standards Board ("FASB") issued Accounting Standards Update ("ASU") No. 2020-04, "Reference Rate Reform (Topic 848)," which provides optional expedients and exceptions for applying GAAP to contracts, hedging relationships, and other transactions affected by reference rate reform if certain criteria are met. The amendments apply only to contracts, hedging relationships, and other transactions that reference London Interbank Offered Rate ("LIBOR") or another reference rate expected to be discontinued because of reference rate reform. In January 2021, the FASB issued ASU No. 2021-01, Reference Rate Reform (Topic 848), which expanded the scope of Topic 848 to include derivative instruments impacted by discounting transition. ASU 2020-04 and ASU 2021-01 are effective for all entities as of March 12, 2020 through December 31, 2022. The expedients and exceptions provided by the amendments do not apply to contract modifications and hedging relationships entered into or evaluated after December 31, 2022, except for hedging transactions as of December 31, 2022, that an entity has elected certain optional expedients for and that are retained through the end of the hedging relationship. The Fund is currently evaluating the impact of adopting ASU 2020-04 and 2021-01 on its financial statements.

(3) Investment Advisory and Other Agreements

The Adviser is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the "Advisers Act"). The Adviser is an affiliate of Ares Management and leverages Ares Management's entire investment platform and benefits from the significant capital markets, trading and research expertise of all of Ares Management's investment professionals.

Semi-Annual Report 2022

Ares Dynamic Credit Allocation Fund, Inc.

Notes to Financial Statements (continued)

June 30, 2022 (Unaudited)

(in thousands, except per share data, percentages and as otherwise noted)

The Adviser provides certain investment advisory and administrative services to the Fund pursuant to the investment advisory agreement with the Fund ("Investment Advisory Agreement"). Pursuant to its Investment Advisory Agreement, the Fund has agreed to pay the Adviser a management fee at an annual rate of 1.00% of the average daily value of the Fund's total assets (including any assets attributable to any preferred shares that may be issued or to indebtedness) minus the Fund's liabilities other than liabilities relating to indebtedness ("Managed Assets"). The management fees incurred by the Fund for the period ended June 30, 2022 were $3,032.

In addition to advisory services, the Adviser and its affiliates provide certain administrative services to the Fund at the Fund's request. Under the Investment Advisory Agreement, the Adviser may seek reimbursement from the Fund for the costs of these administrative services provided to the Fund by the Adviser and its affiliates. The Fund incurred such administrative costs of $378 for the period ended June 30, 2022.

The Fund has engaged State Street Bank and Trust Company ("State Street") to serve as the Fund's administrator, custodian and transfer agent. Under the service agreements between State Street and the Fund, State Street provides certain administrative services necessary for the operation of the Fund. Such services include maintaining certain Fund books and records, providing accounting and tax services and preparing certain regulatory filings. State Street also performs custodial, fund accounting and portfolio accounting services, as well as transfer agency and dividend paying services with respect to the common shares. The Fund pays State Street for these services. The total expenses incurred by the Fund for the period ended June 30, 2022 were $188.

The Fund has retained Destra Capital Investments LLC ("Destra") to provide investor support services in connection with the on-going operations of the Fund. Such services include providing ongoing contact with respect to the Fund and its performance with financial advisors that are representatives of broker-dealers and other financial intermediaries, communicating with the NYSE specialist for the Fund's common shares and with the closed-end fund analyst community regarding the Fund on a regular basis, and maintaining a website for the Fund. Effective January 1, 2021, the Fund pays Destra a variable service fee based on the Fund's closing stock price to net asset value at the end of each day. The total expenses incurred by the Fund for the period ended June 30, 2022 were $179.

(4) Fair Value of Financial Instruments

The Fund follows the provisions of ASC 820-10, Fair Value Measurements and Disclosures ("ASC 820-10"), which among other matters, requires enhanced disclosures about investments that are measured and reported at fair value. ASC 820-10 defines fair value, establishes a framework for measuring fair value in accordance with GAAP and expands disclosure of fair value measurements. ASC 820-10 determines fair value to be the price that would be received for an investment in a current sale, which assumes an orderly transaction between market participants on the measurement date. ASC 820-10 requires the Fund to assume that the portfolio investment is sold in its principal market to market participants or, in the absence of a principal market, the most advantageous market, which may be a hypothetical market. Market participants are defined as buyers and sellers in the principal or most advantageous market that are independent, knowledgeable, and willing and able to transact. In accordance with ASC 820-10, the Fund has considered its principal market as the market in which the Fund exits its portfolio investments with the greatest volume and level of activity. ASC 820-10 specifies a hierarchy of valuation techniques based on whether the inputs to those valuation techniques are observable or unobservable. In accordance with ASC 820-10, these inputs are summarized in the three broad levels listed below:

•  Level 1 — Valuations based on quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

•  Level 2 — Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable either directly or indirectly.

•  Level 3 — Valuations based on inputs that are unobservable and significant to the overall fair value measurement.

In addition to using the above inputs in investment valuations, the Fund continues to employ a valuation policy that is consistent with the provisions of ASC 820-10 (See Note 2 for more information). Consistent with the Fund's valuation policy, it evaluates the source of inputs, including any markets in which the Fund's investments are trading (or any markets in which securities with similar attributes are trading), in determining fair value. The Fund's valuation policy considers the fact that because there may not be a readily available market value for the investments in the Fund's portfolio, therefore, the fair value of the investments may be determined using unobservable inputs.

Semi-Annual Report 2022

Ares Dynamic Credit Allocation Fund, Inc.

Notes to Financial Statements (continued)

June 30, 2022 (Unaudited)

(in thousands, except per share data, percentages and as otherwise noted)

The investments classified as Level 1 or Level 2 are typically valued based on quoted market prices, forward foreign exchange rates, dealer quotations or alternative pricing sources supported by observable inputs. The Adviser obtains prices from independent pricing services which generally utilize broker quotes and may use various other pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data. The Adviser is responsible for all inputs and assumptions related to the pricing of securities. The Adviser has internal controls in place that support its reliance on information received from third-party pricing sources. As part of its internal controls, the Adviser obtains, reviews, and tests information to corroborate prices received from third-party pricing sources. For any security, if market or dealer quotations are not readily available, or if the Adviser determines that a quotation of a security does not represent a fair value, then the security is valued at a fair value as determined in good faith by the Adviser and will be classified as Level 3. In such instances, the Adviser will use valuation techniques consistent with the market or income approach to measure fair value and will give consideration to all factors which might reasonably affect the fair value.

Senior loans and corporate debt: The fair value of Senior Loans and Corporate Bonds is estimated based on quoted market prices, forward foreign exchange rates, dealer quotations or alternative pricing sources supported by observable inputs and are generally classified within Level 2 or 3. The Adviser obtains prices from independent pricing services which generally utilize broker quotes and may use various other pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data. If the pricing services are only able to obtain a single broker quote or utilize a pricing model the securities will be classified as Level 3. If the pricing services are unable to provide prices, the Adviser will attempt to obtain one or more broker quotes directly from a dealer and price such securities at the last bid price obtained; such securities are classified as Level 3.

Collateralized loan obligations: The fair value of CLOs is estimated based on various valuation models from third-party pricing services. The provided prices are checked using internally developed models. The valuation models generally utilize discounted cash flows and take into consideration prepayment and loss assumptions, based on historical experience and projected performance, economic factors, the characteristics and condition of the underlying collateral, comparable yields for similar securities and recent trading activity. These securities are classified as Level 3.

Common stock and warrants: The fair value of common stock and warrants are estimated using either broker quotes or an analysis of the enterprise value ("EV") of the portfolio company. Enterprise value means the entire value of the portfolio company to a market participant, including the sum of the values of debt and equity securities used to capitalize the enterprise at a point in time. The primary method for determining EV uses a multiple analysis whereby appropriate multiples are applied to the portfolio company's EBITDA (generally defined as net income before net interest expense, income tax expense, depreciation and amortization). EBITDA multiples are typically determined based upon review of market comparable transactions and publicly traded comparable companies, if any. The Fund may also employ other valuation multiples to determine EV, such as revenues. The second method for determining EV uses a discounted cash flow analysis whereby future expected cash flows of the portfolio company are discounted to determine a present value using estimated discount rates (typically a weighted average cost of capital based on costs of debt and equity consistent with current market conditions). The EV analysis is performed to determine the value of equity investments, the value of debt investments in portfolio companies where the Fund has control or could gain control through an option or warrant security, and to determine if there is credit impairment for debt investments. If debt investments are credit impaired, an EV analysis may be used to value such debt investments; however, in addition to the methods outlined above, other methods such as a liquidation or wind down analysis may be utilized to estimate enterprise value.

The following is a summary of inputs used as of June 30, 2022 in valuing the Fund's investments carried at fair value:

	Level 1 — Quoted Prices ($)	Level 2 — Other Significant Observable Inputs ($)	Level 3 — Significant Unobservable Inputs ($)	Total ($)
Senior Loans	—	58,653	8,778	67,431
Corporate Bonds	—	245,169	—	245,169
Collateralized Loan Obligations	—	—	161,726	161,726
Warrants	—	—	—	—
Total Investments	—	303,822	170,504	474,326

Semi-Annual Report 2022

Ares Dynamic Credit Allocation Fund, Inc.

Notes to Financial Statements (continued)

June 30, 2022 (Unaudited)

(in thousands, except per share data, percentages and as otherwise noted)

The following is a reconciliation of the Fund's investments in which significant unobservable inputs (Level 3) were used in determining fair value for the period ended June 30, 2022:

	Senior Loans ($)	Collateralized Loan Obligations ($)	Warrants ($)	Total ($)
Balance as of December 31, 2021	25,125	198,256	—	223,381
Purchases	—	6,688	—	6,688
Sales and principal redemptions	(13,097)	(21,212)	—	(34,309)
Net realized and unrealized gains	(786)	(22,128)	—	(22,914)
Accrued discounts/(premiums)	10	122	—	132
Transfers into Level 3	5,839	—	—	5,839
Transfers out of Level 3	(8,313)	—	—	(8,313)
Balance as of June 30, 2022	8,778	161,726	—	170,504
Net change in unrealized gains/(losses) from investments held at June 30, 2022	(806)	(19,889)	—	(20,695)

Investments were transferred into and out of Level 3 during the period ended June 30, 2022 due to changes in the quantity and quality of information obtained to support the fair value of each investment as assessed by the Adviser.

The following table summarizes the quantitative inputs and assumptions used for investments in securities at fair value categorized as Level 3 in the fair value hierarchy as of June 30, 2022.

			Unobservable Input
Type	Fair Value ($)	Valuation Technique	Input	Range		Weighted Average(a)
Senior Loans	5,838	Broker Quotes and/or 3rd Party Pricing Services	N/A	N/A		N/A
Senior Loans	2,940	Yield Analysis	Market Yield	9.31%		9.31%
Collateralized Loan Obligations	161,726	Broker Quotes and/or 3rd Party Pricing Services	N/A	N/A		N/A
Warrants	—	Enterprise Value Analysis — Adjusted NAV	EBITDA Multiplier	10	x	10	x
Total Level 3 Investments	170,504

(a) Weighted averages are calculated based on fair value of investments.

Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the investments may fluctuate from period to period. Additionally, the fair value of the investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values that the Fund may ultimately realize. Further, such investments are generally subject to legal and other restrictions on resale or otherwise are less liquid than publicly traded securities. If the Fund was required to liquidate a portfolio investment in a forced or liquidation sale, it could realize significantly less than the value at which the Fund has recorded it.

In addition, changes in the market environment and other events that may occur over the life of the investments may cause the gains or losses ultimately realized on these investments to be different than the unrealized gains or losses reflected in the valuations currently assigned.

Semi-Annual Report 2022

Ares Dynamic Credit Allocation Fund, Inc.

Notes to Financial Statements (continued)

June 30, 2022 (Unaudited)

(in thousands, except per share data, percentages and as otherwise noted)

The following are the carrying and fair values of the Fund's senior secured revolving credit facility and mandatory redeemable preferred shares as of June 30, 2022:

	Carrying Value	Fair Value	Level 1	Level 2	Level 3
State Street Credit Facility(a)	91,660	91,660	—	91,660	—
Series A Mandatory Redeemable Preferred Shares	19,771	20,000	—	19,771	—
Series B Mandatory Redeemable Preferred Shares	29,648	30,000	—	29,648	—
Series C Mandatory Redeemable Preferred Shares	49,383	50,000	—	49,383	—
	190,462	191,660	—	190,462	—

(a) The State Street Credit Facility carrying value is the same as the principal amounts outstanding.

(5) Common Stock

Common share transactions were as follows:

	For the Period Ended June 30, 2022
	Shares	Amount ($)
Common shares outstanding — beginning of period	22,915	429,113
Common shares issued	—	—
Common shares redeemed	—	—
Common shares outstanding — end of period	22,915	429,113

The Board has authorized the repurchase of shares of the Fund's outstanding common stock on the open market at the Fund management's discretion when shares of the common stock are trading on the NYSE at a discount of 10% or more (or such other percentage as the Board may determine from time to time) from the net asset value of the shares. The Fund is not required to effect common share repurchases. Any such purchases of Fund shares of common stock may not materially impact the discount of the market price of the Fund's shares of common stock relative to their net asset value and any narrowing of this discount that does result may not be maintained. There were no shares repurchased during the six months ended June 30, 2022.

(6) Debt

In accordance with the Investment Company Act, the Fund is allowed to borrow amounts with respect to senior securities representing indebtedness (such as the senior secured revolving credit facility), such that its asset coverage, calculated pursuant to the Investment Company Act, is at least 300% after such borrowing.

The Fund is a party to a senior secured revolving credit facility (as amended, the "Credit Facility"), that allows the Fund to borrow up to $212 million at any one time outstanding. The Credit Facility stated maturity date is June 14, 2024. Under the Credit Facility, the Fund is required to comply with various covenants, reporting requirements and other customary requirements for similar revolving credit facilities, including, without limitation, covenants related to: (a) limitations on the incurrence of additional indebtedness, including additional mandatory redeemable preferred shares, and liens, (b) limitations on certain investments, (c) limitations on certain restricted payments, and (d) maintaining a ratio of total assets (less total liabilities other than senior securities representing indebtedness) to senior securities representing indebtedness plus the involuntary liquidation preference of the mandatory redeemable preferred shares of the Fund (subject to certain exceptions) of not less than 2:1.0. These covenants are subject to important limitations and exceptions that are described in the documents governing the Credit Facility. Amounts available to borrow under the Credit Facility (and the incurrence of certain other permitted debt) are also subject to compliance with a borrowing base that applies different advance rates to different types of assets in the Fund's portfolio that are pledged as collateral. As of June 30, 2022, the Fund was in compliance in all material respects with the terms of the Credit Facility.

As of June 30, 2022, there was $91,660 outstanding under the Credit Facility. Since June 14, 2022, the interest rate charged on the Credit Facility is based on an applicable SOFR rate plus a credit spread adjustment of 0.10% and an applicable spread of 0.95% (as defined in the agreements governing the Credit Facility). Prior to June 14, 2022, the interest rate charged on the Credit Facility was based on an applicable LIBOR rate plus an applicable spread of 0.95% (as defined in the agreements governing the Credit Facility). The Fund is required to pay a commitment fee of 0.15% per annum on any unused portion of the Credit Facility.

For the period ended June 30, 2022 the components of interest and unused commitment fees expense, average stated interest rates (i.e., rate in effect plus the spread) and average outstanding balances for the Credit Facility were as follows:

For the Period Ended June 30, 2022 ($)
Stated interest expense	583
Unused commitment fees	69
Amortization of debt issuance costs	89
Total interest and credit facility fees expense	741
Annualized average stated interest rate	0.98%
Average outstanding balance	120,529

Semi-Annual Report 2022

Ares Dynamic Credit Allocation Fund, Inc.

Notes to Financial Statements (continued)

June 30, 2022 (Unaudited)

(in thousands, except per share data, percentages and as otherwise noted)

(7) Mandatory Redeemable Preferred Shares

The Fund has authorized and issued 800 shares of Series A Mandatory Redeemable Preferred Shares (the "Series A MRP Shares") for gross proceeds of $20,000, 1,200 shares of Series B Mandatory Redeemable Preferred Shares (the "Series B MRP Shares") for gross proceeds of $30,000 and 2,000 shares of Series C Mandatory Redeemable Preferred Shares (the "Series C MRP Shares" and together with the Series A MRP Shares and Series B MRP Shares, the "MRP Shares") for gross proceeds of $50,000. Each of the MRP Shares has a liquidation preference of $25.00 per share. The aggregate redemption amount of the MRP Shares is $100,000.

The redemption date for the Series A MRP Shares, Series B MRP Shares and Series C MRP Shares are July 15, 2026, September 15, 2026 and September 15, 2028, respectively.

The Series A MRP Shares and the Series B MRP Shares have a dividend rate of 2.58% per annum, payable quarterly, with a redemption date of five years from issuance. The Series C MRP shares have a dividend rate of 3.03% per annum, payable quarterly, with a redemption date of seven years from issuance. The weighted average dividend rate for the MRP shares is 2.81% per annum. The MRP Shares are subject to optional and mandatory redemption in certain circumstances. The MRP Shares will be subject to redemption, at the option of the Fund, in whole or in part at any time only for the purposes of decreasing leverage of the Fund. The Fund may be obligated to redeem certain of the MRP Shares if the Fund fails to maintain an asset coverage ratio, calculated in accordance with the Investment Company Act, greater than or equal to 225%. Holders of the MRP Shares are entitled to receive quarterly cumulative cash dividend payments on the first business day following each quarterly dividend date. The redemption price per share is equal to the sum of the liquidation preference per share plus any accumulated but unpaid dividends plus, in some cases, an early redemption premium, which may vary based on the date of redemption. The Fund is subject to certain restrictions relating to the MRP Shares such as maintaining certain asset coverage ratio requirements. Failure to comply with these restrictions could preclude the Fund from declaring any dividend to common shareholders and could trigger the mandatory redemption of the MRP Shares. Additionally, in accordance with the Investment Company Act, the Fund may not issue additional MRP Shares if immediately after such issuance the Fund will not have an asset coverage ratio of at least 200%. As of June 30, 2022, the Fund was in compliance in all material respects with the terms of the MRP Shares.

The Fund's MRP Shares activity for the six months ended June 30, 2022 was as follows:

	Series A MRP Shares	Series B MRP Shares	Series C MRP Shares
Shares outstanding — beginning of period	800	1,200	2,000
Shares issued	—	—	—
Shares repurchased	—	—	—
Shares outstanding — end of period	800	1,200	2,000

The Fund's MRP Shares balance as of June 30, 2022 were as follows:

	Series A MRP Shares	Series B MRP Shares	Series C MRP Shares	Total
Principal amount	$20,000	$30,000	$50,000	$100,000
Unamortized deferred issuance cost	$(228)	$(352)	$(617)	$(1,197)
Carrying value	$19,772	$29,648	$49,383	$98,803

Dividends on the MRP Shares are accrued on a daily basis and included in interest and credit facility fee expense on the Statement of Operations. The table below summarizes the components of interest expense, the effective dividend rates and cash paid on the Fund's MRP Shares for the period ended June 30, 2022:

	Series A	Series B	Series C	Total
Stated dividends	$259	$389	$762	$1,410
Amortization of deferred issuance costs	$28	$42	$49	$119
Total interest expense	$287	$431	$811	$1,529
Weighted average stated divided rate	2.58%	2.58%	3.03%	2.81%
Cash paid for dividends	$258	$387	$758	$1,403

(8) Investment Transactions

For the period ended June 30, 2022, the cost of investments purchased and proceeds from the sale of investments, excluding short obligations, were as follows:

Cost of Investments Purchased	Proceeds from the Sale of Investments
$158,924	$(224,448)

(9) Income Taxes

The Fund intends to distribute all or substantially all of its taxable income and to comply with the other requirements of the Code, as amended, applicable to RICs. Accordingly, no provision for U.S. federal income taxes is required.

Semi-Annual Report 2022

Ares Dynamic Credit Allocation Fund, Inc.

Notes to Financial Statements (continued)

June 30, 2022 (Unaudited)

(in thousands, except per share data, percentages and as otherwise noted)

The Fund may elect to incur an excise tax if it is deemed prudent by its Board from a cash management perspective or in the best interest of shareholders due to other facts and circumstances. For the period ended June 30, 2022, the Fund incurred U.S. federal excise tax of $134.

As of December 31, 2021, which is the end of the Fund's taxable year, the Fund had no uncertain tax positions that would require financial statement recognition, derecognition, or disclosure. The Fund files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

(10) Risk Factors

Senior Loans Risk

Although senior loans ("Senior Loans") are senior and typically secured in a first lien (including "unitranche" loans, which are loans that combine both senior and subordinated debt, generally in a first lien position) or second lien position in contrast to other below investment grade fixed income instruments, which are often subordinated or unsecured, the risks associated with such Senior Loans are generally similar to the risks of other below investment grade fixed income instruments. Investments in below investment grade Senior Loans are considered speculative because of the credit risk of the issuers of debt instruments (each, a "Borrower"). Such Borrowers are more likely than investment grade Borrowers to default on their payments of interest and principal owed to the Fund, and such defaults could reduce the net asset value of the Fund and income distributions. An economic downturn would generally lead to a higher non-payment rate, and a Senior Loan may lose significant market value before a default occurs. Moreover, any specific collateral used to secure a Senior Loan may decline in value or become illiquid, which could adversely affect the Senior Loan's value.

Senior Loans are subject to the risk of non-payment of scheduled interest or principal. Such non-payment would result in a reduction of income to the Fund, a reduction in the value of the investment and a potential decrease in the net asset value of the Fund. There can be no assurance that the liquidation of any collateral securing a Senior Loan would satisfy the Borrower's obligation in the event of nonpayment of scheduled interest or principal payments, whether when due or upon acceleration, or that the collateral could be liquidated, readily or otherwise. In the event of bankruptcy or insolvency of a Borrower, the Fund could experience delays or limitations with respect to its ability to realize the benefits of the collateral, if any, securing a Senior Loan. The collateral securing a Senior Loan, if any, may lose all or substantially all of its value in the event of the bankruptcy or insolvency of a

Borrower. Some Senior Loans are subject to the risk that a court, pursuant to fraudulent conveyance or other similar laws, could subordinate such Senior Loans to presently existing or future indebtedness of the Borrower or take other action detrimental to the holders of Senior Loans including, in certain circumstances, invalidating such Senior Loans or causing interest previously paid to be refunded to the Borrower. Additionally, a Senior Loan may be "primed" in bankruptcy, which reduces the ability of the holders of the Senior Loan to recover on the collateral.

There may be less readily available information about most Senior Loans and the Borrowers thereunder than is the case for many other types of securities, including securities issued in transactions registered under the Securities Act of 1933, as amended (the "Securities Act") or the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and Borrowers subject to the periodic reporting requirements of Section 13 of the Exchange Act. Senior Loans may be issued by companies that are not subject to SEC reporting requirements and these companies, therefore, do not file reports with the SEC that must comply with SEC form requirements and, in addition, are subject to a less stringent liability disclosure regime than companies subject to SEC reporting requirements. As a result, the Adviser will rely primarily on its own evaluation of a Borrower's credit quality rather than on any available independent sources. Consequently, the Fund will be particularly dependent on the analytical abilities of the Adviser. In certain circumstances, Senior Loans may not be deemed to be securities under certain federal securities laws, other than the Investment Company Act. Therefore, in the event of fraud or misrepresentation by a Borrower or an arranger, the Fund may not have the protection of the antifraud provisions of the federal securities laws as would otherwise be available for bonds or stocks. Instead, in such cases, parties generally would rely on the contractual provisions in the Senior Loan agreement itself and common law fraud protections under applicable state law.

The secondary trading market for Senior Loans may be less liquid than the secondary trading market for registered investment grade debt securities. No active trading market may exist for certain Senior Loans, which may make it difficult to value them. Illiquidity and adverse market conditions may mean that the Fund may not be able to sell Senior Loans quickly or at a fair price. To the extent that a secondary market does exist for certain Senior Loans, the market for them may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods.

Senior Loans are subject to legislative risk. If legislation or state or federal regulations impose additional requirements or restrictions on the ability of financial institutions to make

Semi-Annual Report 2022

Ares Dynamic Credit Allocation Fund, Inc.

Notes to Financial Statements (continued)

June 30, 2022 (Unaudited)

(in thousands, except per share data, percentages and as otherwise noted)

loans, the availability of Senior Loans for investment by the Fund may be adversely affected. In addition, such requirements or restrictions could reduce or eliminate sources of financing for certain Borrowers. This would increase the risk of default. If legislation or federal or state regulations require financial institutions to increase their capital requirements this may cause financial institutions to dispose of Senior Loans that are considered highly levered transactions. If the Fund attempts to sell a Senior Loan at a time when a financial institution is engaging in such a sale, the price the Fund could receive for the Senior Loan may be adversely affected.

Corporate Bonds Risk

The market value of a corporate bond generally may be expected to rise and fall inversely with interest rates. The market value of intermediate- and longer-term corporate bonds is generally more sensitive to changes in interest rates than is the market value of shorter-term corporate bonds. The market value of a corporate bond also may be affected by factors directly related to the Borrower, such as investors' perceptions of the creditworthiness of the Borrower, the Borrower's financial performance, perceptions of the Borrower in the marketplace, performance of management of the Borrower, the Borrower's capital structure and use of financial leverage and demand for the Borrower's goods and services. There is a risk that the Borrowers of corporate bonds may not be able to meet their obligations on interest or principal payments at the time called for by an instrument. High yield corporate bonds are often high risk and have speculative characteristics. High yield corporate bonds may be particularly susceptible to adverse Borrower-specific developments.

CLO Securities Risk

CLOs issue securities in tranches with different payment characteristics and different credit ratings. The rated tranches of securities issued by CLOs ("CLO Securities") are generally assigned credit ratings by one or more nationally recognized statistical rating organizations. The subordinated (or residual) tranches do not receive ratings. Below investment grade tranches of CLO Securities typically experience a lower recovery, greater risk of loss or deferral or non-payment of interest than more senior tranches of the CLO.

The riskiest portion of the capital structure of a CLO is the subordinated (or residual) tranche, which bears the bulk of defaults from the loans in the CLO and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since it is partially protected from defaults, a senior tranche from a CLO typically has higher ratings and lower yields than the underlying securities, and can be rated investment grade. Despite the protection from the subordinated tranche, CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults and aversion to CLO Securities as a class. The risks of an investment in a CLO depend largely on the collateral and the tranche of the CLO in which the Fund invests.

The CLOs in which the Fund invests may have issued and sold debt tranches that will rank senior to the tranches in which the Fund invests. By their terms, such more senior tranches may entitle the holders to receive payment of interest or principal on or before the dates on which the Fund is entitled to receive payments with respect to the tranches in which the Fund invests. Also, in the event of insolvency, liquidation, dissolution, reorganization or bankruptcy of a CLO, holders of more senior tranches would typically be entitled to receive payment in full before the Fund receives any distribution. After repaying such senior creditors, such CLO may not have any remaining assets to use for repaying its obligation to the Fund. In the case of tranches ranking equally with the tranches in which the Fund invests, the Fund would have to share on an equal basis any distributions with other creditors holding such securities in the event of an insolvency, liquidation, dissolution, reorganization or bankruptcy of the relevant CLO. Therefore, the Fund may not receive back the full amount of its investment in a CLO.

The transaction documents relating to the issuance of CLO Securities may impose eligibility criteria on the assets of the CLO, restrict the ability of the CLO's investment manager to trade investments and impose certain portfolio-wide asset quality requirements. These criteria, restrictions and requirements may limit the ability of the CLO's investment manager to maximize returns on the CLO Securities. In addition, other parties involved in CLOs, such as third-party credit enhancers and investors in the rated tranches, may impose requirements that have an adverse effect on the returns of the various tranches of CLO Securities. Furthermore, CLO Securities issuance transaction documents generally contain provisions that, in the event that certain tests are not met (generally interest coverage and over-collateralization tests at varying levels in the capital structure), proceeds that would otherwise be distributed to holders of a junior tranche must be diverted to pay down the senior tranches until such tests are satisfied. Failure (or increased likelihood of failure) of a CLO to make timely payments on a particular tranche will have an adverse effect on the liquidity and market value of such tranche.

Payments to holders of CLO Securities may be subject to deferral. If cash flows generated by the underlying assets are

Semi-Annual Report 2022

Ares Dynamic Credit Allocation Fund, Inc.

Notes to Financial Statements (continued)

June 30, 2022 (Unaudited)

(in thousands, except per share data, percentages and as otherwise noted)

insufficient to make all current and, if applicable, deferred payments on CLO Securities, no other assets will be available for payment of the deficiency and, following realization of the underlying assets, the obligations of the Borrower of the related CLO Securities to pay such deficiency will be extinguished.

The market value of CLO Securities may be affected by, among other things, changes in the market value of the underlying assets held by the CLO, changes in the distributions on the underlying assets, defaults and recoveries on the underlying assets, capital gains and losses on the underlying assets, prepayments on underlying assets and the availability, prices and interest rate of underlying assets. Furthermore, the leveraged nature of each subordinated class may magnify the adverse impact on such class of changes in the value of the assets, changes in the distributions on the assets, defaults and recoveries on the assets, capital gains and losses on the assets, prepayment on assets and availability, price and interest rates of assets. Finally, CLO Securities are limited recourse and may not be paid in full and may be subject to up to 100% loss.

"Covenant-Lite" Loans Risk

Some of the loans in which the Fund may invest or get exposure to through its investments in CDOs, CLOs or other types of structured securities may be "covenant-lite" loans, which means the loans contain fewer maintenance covenants than other loans (in some cases, none) and do not include terms which allow the lender to monitor the performance of the borrower and declare a default if certain criteria are breached. An investment by the Fund in a covenant-lite loan may potentially hinder the ability to reprice credit risk associated with the issuer and reduce the ability to restructure a problematic loan and mitigate potential loss. The Fund may also experience delays in enforcing its rights on its holdings of covenant-lite loans. As a result of these risks, the Fund's exposure to losses may be increased, which could result in an adverse impact on the Fund's net income and net asset value.

Investment and Market Risk

An investment in the common shares of the Fund is subject to investment risk, including the possible loss of the entire principal amount invested. An investment in the common shares of the Fund represents an indirect investment in the portfolio of Senior Loans, Corporate Bonds, CLO Securities and other securities and loans owned by the Fund, and the value of these securities and loans may fluctuate, sometimes rapidly and unpredictably. For instance, during periods of global economic downturn, the secondary markets for Senior Loans and investments with similar economic characteristics (such as second lien loans and unsecured loans) and Corporate

Bonds may experience sudden and sharp price swings, which can be exacerbated by large or sustained sales by major investors in these markets, a high-profile default by a major Borrower, movements in indices tied to these markets or related securities or investments, or a change in the market's perception of Senior Loans and investments with similar economic characteristics (such as second lien loans and unsecured loans) and Corporate Bonds. At any point in time, an investment in the common shares of the Fund may be worth less than the original amount invested, even after taking into account distributions paid by the Fund, if any, and the ability of common shareholders to reinvest dividends. The Fund currently utilizes leverage, which magnifies the Fund's risks and, in turn, the risks to the common shareholders.

Interest Rate Risk

The market value of Corporate Bonds and other fixed-income securities changes in response to interest rate changes and other factors. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as rates rise. Accordingly, an increase in market interest rates (which are currently considered low by historic standards) may cause a decrease in the price of a debt security and, therefore, a decline in the net asset value of the Fund's common shares. The magnitude of these fluctuations in the market price of bonds and other fixed-income securities is generally greater for those securities with longer maturities. Because Senior Loans with floating or variable rates reset their interest rates only periodically, changes in prevailing interest rates (and particularly sudden and significant changes) can be expected to cause some fluctuations in the net asset value of the Fund's common shares. In addition, Senior Loans or similar loans or securities may allow the Borrower to opt between LIBOR-based interest rates and interest rates based on bank prime rates, which may have an effect on the net asset value of the Fund's common shares.

LIBOR and Reference Rate Risk

National and international regulators and law enforcement agencies have conducted investigations into a number of rates or indices that are deemed to be "reference rates." Actions by such regulators and law enforcement agencies may result in changes to the manner in which certain reference rates are determined, their discontinuance, or the establishment of alternative reference rates. In particular, on July 27, 2017, the Chief Executive of the U.K. Financial Conduct Authority (the "FCA"), which regulates LIBOR, announced that the FCA will no longer persuade or compel banks to submit rates for the calculation of LIBOR after 2021. On November 30, 2020, ICE Benchmark Administration ("IBA"), the administrator of LIBOR tenors, with the support of the U.S. Federal Reserve

Semi-Annual Report 2022

Ares Dynamic Credit Allocation Fund, Inc.

Notes to Financial Statements (continued)

June 30, 2022 (Unaudited)

(in thousands, except per share data, percentages and as otherwise noted)

and the FCA, announced plans to consult on ceasing publication of USD LIBOR on December 31, 2021 for only the one-week and two-month USD LIBOR, and on June 30, 2023 for all other USD LIBOR tenors. The U.S. Federal Reserve concurrently issued a statement advising banks to stop new USD LIBOR issuances by the end of 2021. On March 5, 2021, the IBA confirmed its intention to cease publication of (i) one-week and two-month USD LIBOR tenors after December 31, 2021 and (ii) remaining USD LIBOR tenors after June 30, 2023.

On the same day, the FCA, as supervisor of IBA, made its announcement on the future cessation and loss of representativeness of the LIBOR benchmarks. The U.S. Federal Reserve, in conjunction with the Alternative Reference Rates Committee, a steering committee comprised of large U.S. financial institutions, is expected to replace U.S. dollar LIBOR with a new index calculated by short-term repurchase agreements, backed by Treasury securities. (the "Secured Overnight Financing Rate," "SOFR"), plus a recommended spread adjustment as LIBOR's replacement. Although there have been certain issuances utilizing SOFR or the Sterling Over Night Index Average (an alternative reference rate that is based on transactions), it is unknown whether SOFR or any other alternative reference rates will attain market acceptance as replacements for LIBOR.

Given the inherent differences between LIBOR and SOFR, or any other alternative reference rates that may be established, the transition from LIBOR may disrupt the overall financial markets and adversely affect the market for LIBOR-based securities, including the Fund's portfolio of LIBOR indexed, floating rate debt securities, or the cost of the Fund's borrowings. In addition, changes or reforms to the determination or supervision of LIBOR may result in a sudden or prolonged increase or decrease in reported LIBOR, which could have an adverse impact on the market for LIBOR-based securities, including the value and/or transferability of the LIBOR indexed, floating rate debt securities in the Fund's portfolio, or the cost of the Fund's borrowings. Additionally, if as currently expected LIBOR ceases to exist, the Fund may need to renegotiate the credit agreements extending beyond June 30, 2023 with the Fund's lenders and the Fund's portfolio companies that utilize LIBOR as a factor in determining the interest rate to replace LIBOR with SOFR or other alternative reference rates, The transition from LIBOR to SOFR or other alternative reference rates may also introduce operational risks in our accounting, financial reporting, loan servicing, liability management and other aspects of our business. We are assessing the impact of a transition from LIBOR; however, we cannot reasonably estimate the impact of the transition at this time.

Additionally, the phase-out or replacement of LIBOR may decrease the demand for floating-rate loans, which could adversely impact our business and financial condition. We may need to renegotiate the credit agreements extending beyond June 30, 2023 with our credit facility lenders and our portfolio companies that utilize LIBOR as a factor in determining the interest rate to replace LIBOR with SOFR or other alternative reference rates, which could require us to incur significant expense and may subject us to disputes or litigation over the appropriateness or comparability to the relevant replacement reference index. The transition from LIBOR to SOFR or other alternative reference rates may also introduce operational risks in our accounting, financial reporting, loan servicing, liability management and other aspects of our business. We are assessing the impact of a transition from LIBOR; however, we cannot reasonably estimate the impact of the transition at this time.

Liquidity Risk

The Fund may not be able to readily dispose of illiquid securities or loans at prices that approximate those at which the Fund could sell the securities or loans if they were more widely traded and, as a result of that illiquidity, the Fund may have to sell other investments or engage in borrowing transactions if necessary to raise cash to meet its obligations. Limited liquidity can also affect the market price of securities, thereby adversely affecting the net asset value of the common shares and ability to make dividend distributions. Some securities are not readily marketable and may be subject to restrictions on resale. Securities generally are not listed on any national securities exchange and no active trading market may exist for the securities in which the Fund may invest. When a secondary market exists, if at all, the market for some securities may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods. Further, the lack of an established secondary market for illiquid securities may make it more difficult to value such securities, which may negatively affect the price the Fund would receive upon disposition of such securities.

Duration and Maturity Risk

The Fund has no fixed policy regarding portfolio maturity or duration. Holding long duration and long maturity investments will expose the Fund to certain additional risks.

When interest rates rise, certain obligations will be paid off by the Borrower more slowly than anticipated, causing the value of these obligations to fall. Rising interest rates tend to extend the duration of securities, making them more sensitive to changes in interest rates. The value of longer-term securities generally changes more in response to changes in interest rates than shorter-term securities. As a result, in a period of rising

Semi-Annual Report 2022

Ares Dynamic Credit Allocation Fund, Inc.

Notes to Financial Statements (continued)

June 30, 2022 (Unaudited)

(in thousands, except per share data, percentages and as otherwise noted)

interest rates, securities may exhibit additional volatility and may lose value.

When interest rates fall, certain obligations will be paid off by the Borrower more quickly than originally anticipated, and the Fund may have to invest the proceeds in securities with lower yields. In periods of falling interest rates, the rate of prepayments tends to increase (as does price fluctuation) as Borrowers are motivated to pay off debt and refinance at new lower rates. During such periods, reinvestment of the prepayment proceeds by the Adviser will generally be at lower rates of return than the return on the assets that were prepaid. Prepayment reduces the yield to maturity and the average life of the security.

Special Situations and Stressed Investments Risk

Although investments in debt and equity securities and other obligations of companies that may be in some level of financial or business distress, including companies involved in, or that have recently completed, bankruptcy or other reorganization and liquidation proceedings ("Stressed Issuers") (such investments, "Special Situation Investments") may result in significant returns for the Fund, they are speculative and involve a substantial degree of risk. The level of analytical sophistication, both financial and legal, necessary for successful investment in distressed assets is unusually high. Therefore, the Fund will be particularly dependent on the analytical abilities of the Adviser. In any reorganization or liquidation proceeding relating to a company in which the Fund invests, the Fund may lose its entire investment, may be required to accept cash or securities with a value less than the Fund's original investment and/or may be required to accept payment over an extended period of time. Among the risks inherent in investments in a troubled company is that it may be difficult to obtain information as to the true financial condition of such company. Troubled company investments and other distressed asset-based investments require active monitoring.

The Fund may make investments in Stressed Issuers when the Adviser believes it is reasonably likely that the Stressed Issuer will make an exchange offer or will be the subject to a plan of reorganization pursuant to which the Fund will receive new securities in return for a Special Situation Investment. There can be no assurance, however, that such an exchange offer will be made or that such a plan of reorganization will be adopted. In addition, a significant period of time may pass between the time at which the Fund makes its investment in the Special Situation Investment and the time that any such exchange offer or plan of reorganization is completed, if at all. During this period, it is unlikely that the Fund would receive any interest payments on the Special Situation Investment, the Fund would be subject to significant uncertainty whether the exchange offer or plan of reorganization will be completed and the Fund may be required to bear certain extraordinary expenses to protect and recover its investment. Therefore, to the extent the Fund seeks capital appreciation through investment in Special Situation Investments, the Fund's ability to achieve current income for its shareholders may be diminished. The Fund also will be subject to significant uncertainty as to when, in what manner and for what value the obligations evidenced by Special Situation Investments will eventually be satisfied (e.g., through a liquidation of the obligor's assets, an exchange offer or plan of reorganization involving the Special Situation Investments or a payment of some amount in satisfaction of the obligation). Even if an exchange offer is made or plan of reorganization is adopted with respect to Special Situation Investments held by the Fund, there can be no assurance that the securities or other assets received by the Fund in connection with such exchange offer or plan of reorganization will not have a lower value or income potential than may have been anticipated when the investment was made or even no value. Moreover, any securities received by the Fund upon completion of an exchange offer or plan of reorganization may be restricted as to resale. Similarly, if the Fund participates in negotiations with respect to any exchange offer or plan of reorganization with respect to an issuer of Special Situation Investments, the Fund may be restricted from disposing of such securities. To the extent that the Fund becomes involved in such proceedings, the Fund may have a more active participation in the affairs of the issuer than that assumed generally by an investor.

To the extent that the Fund holds interests in a Stressed Issuer that are different (or more senior or junior) than those held by other funds and/or accounts managed by Ares Management or its affiliates ("Other Accounts"), the Adviser is likely to be presented with decisions involving circumstances where the interests of such Other Accounts may be in conflict with the Fund's interests. Furthermore, it is possible that the Fund's interest may be subordinated or otherwise adversely affected by virtue of such Other Accounts' involvement and actions relating to their investment. In addition, when the Fund and Other Accounts hold investments in the same Stressed Issuer (including in the same level of the capital structure), the Fund may be prohibited by applicable law from participating in restructurings, work-outs, renegotiations or other activities related to its investment in the Stressed Issuer absent an exemption due to the fact that Other Accounts hold investments in the same Stressed Issuer. As a result, the Fund may not be permitted by law to make the same investment decisions as Other Accounts in the same or similar situations even if the Adviser believes it would be in the Fund's best

Semi-Annual Report 2022

Ares Dynamic Credit Allocation Fund, Inc.

Notes to Financial Statements (continued)

June 30, 2022 (Unaudited)

(in thousands, except per share data, percentages and as otherwise noted)

economic interests to do so. Also, the Fund may be prohibited by applicable law from investing in a Stressed Issuer (or an affiliate) that Other Accounts are also investing in or currently invest in even if the Adviser believes it would be in the best economic interests of the Fund to do so. Furthermore, entering into certain transactions that are not deemed prohibited by law when made may potentially lead to a condition that raises regulatory or legal concerns in the future. This may be the case, for example, with Stressed Issuers who are near default and more likely to enter into restructuring or work-out transactions with their existing debt holders, which may include the Fund and its affiliates. In some cases, to avoid the potential of future prohibited transactions, the Adviser may avoid recommending allocating an investment opportunity to the Fund that it would otherwise recommend, subject to the Adviser's then-current allocation policy and any applicable exemptions.

Below Investment Grade Rating Risk

Debt instruments that are rated below investment grade are often referred to as "high yield" securities or "junk bonds." Below investment grade instruments are rated "Ba1" or lower by Moody's, "BB+" or lower by S&P or "BB+" or lower by Fitch or, if unrated, are judged by the Adviser to be of comparable credit quality. While generally providing greater income and opportunity for gain, below investment grade debt instruments may be subject to greater risks than securities or instruments that have higher credit ratings, including a higher risk of default. The credit rating of an instrument that is rated below investment grade does not necessarily address its market value risk, and ratings may from time to time change, positively or negatively, to reflect developments regarding the Borrower's financial condition. Below investment grade instruments often are considered to be speculative with respect to the capacity of the Borrower to timely repay principal and pay interest or dividends in accordance with the terms of the obligation and may have more credit risk than higher rated securities. Lower grade securities and similar debt instruments may be particularly susceptible to economic downturns. It is likely that a prolonged or deepening economic recession could adversely affect the ability of some Borrowers issuing such debt instruments to repay principal and pay interest on the instrument, increase the incidence of default and severely disrupt the market value of the securities and similar debt instruments.

The secondary market for below investment grade instruments may be less liquid than that for higher rated instruments. Because unrated securities may not have an active trading market or may be difficult to value, the Fund might have difficulty selling them promptly at an acceptable price. To the extent that the Fund invests in unrated securities, the Fund's ability to achieve its investment objectives will be more dependent on the Adviser's credit analysis than would be the case when the Fund invests in rated securities.

Under normal market conditions, the Fund will invest in debt instruments rated in the lower rating categories ("Caa1" or lower by Moody's, "CCC+" or lower by S&P or "CCC+" or lower by Fitch) or unrated and of comparable quality. For these securities, the risks associated with below investment grade instruments are more pronounced. The Fund may incur additional expenses to the extent it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings. In any reorganization or liquidation proceeding relating to an investment, the Fund may lose its entire investment or may be required to accept cash or securities with a value substantially less than its original investment.

European Risk

The Fund may invest a portion of its capital in debt securities issued by issuers domiciled in Europe, including issuers domiciled in the United Kingdom (the "UK"). Concerns regarding the sovereign debt of various Eurozone countries and proposals for investors to incur substantial write-downs and reductions in the face value of the sovereign debt of certain countries give rise to concerns about sovereign defaults, the possibility that one or more countries might leave the European Union (the "EU") or the Eurozone and various proposals (still under consideration and unclear in material respects) for support of affected countries and the Euro as a currency. The outcome of any such situation cannot be predicted. Sovereign debt defaults and EU and/or Eurozone exits could have material adverse effects on investments by the Fund in securities of European companies, including but not limited to the availability of credit to support such companies' financing needs, uncertainty and disruption in relation to financing, customer and supply contracts denominated in Euro and wider economic disruption in markets served by those companies, while austerity and other measures that have been introduced in order to limit or contain these issues may themselves lead to economic contraction and resulting adverse effects for the Fund. A number of the Fund's securities may be denominated in the Euro. Legal uncertainty about the funding of Euro denominated obligations following any breakup or exits from the Eurozone (particularly in the case of investments in securities of companies in affected countries) could also have material adverse effects on the Fund. The decision made in the British referendum of June 23, 2016 to leave the European Union ("EU"), an event widely referred to as "Brexit," has led to volatility in the financial markets of the United Kingdom ("UK") and more broadly across Europe and may also lead to weakening in consumer, corporate and

Semi-Annual Report 2022

Ares Dynamic Credit Allocation Fund, Inc.

Notes to Financial Statements (continued)

June 30, 2022 (Unaudited)

(in thousands, except per share data, percentages and as otherwise noted)

financial confidence in such markets. Pursuant to an agreement between the UK and the EU, the UK left the EU on January 31, 2020. The UK and EU have reached an agreement effective January 1, 2021 on the terms of their future trading relationship relating principally to the trading of goods; however, negotiations are ongoing for matters not covered by the agreement, such as the trade of financial services. The longer term economic, legal, political and social framework to be put in place between the UK and the EU remains unclear at this stage and ongoing political and economic uncertainty and periods of exacerbated volatility in both the UK and in wider European markets may continue for some time. In particular, the decision made in the British referendum may lead to a call for similar referendums in other European jurisdictions which may cause increased economic volatility in the European and global markets. This uncertainty may have an adverse effect on the economy generally and on the ability of a Fund and the issuers in which it invests to execute their respective strategies and to receive attractive returns. Potential decline in the value of the British Pound and/or the Euro against other currencies, along with the potential downgrading of the UK's sovereign credit rating, may also have an impact on the performance of issuers located in the UK or Europe. In light of the above, no definitive assessment can currently be made regarding the impact that Brexit will have on a Fund or the issuers in which it invests.

Market Disruption Risk

Disease outbreaks, public health emergencies, the European sovereign debt crisis, instability in the Middle East, Afghanistan and Pakistan, the aftermath of the war in Iraq, terrorist attacks in the U.S. and around the world, the impact of natural disasters, growing social and political discord in the U.S., the European debt crisis, the response of the international community — through economic sanctions and otherwise — to Russia's annexation of the Crimea region of Ukraine and invasion of Ukraine, increasingly strained relations between the United States and a number of foreign countries, including traditional allies, such as certain European countries, and historical adversaries, such as North Korea, Iran, China and Russia, and the international community generally, new and continued political unrest in various countries, such as Venezuela and Spain, and other similar events may result in market volatility, may have long-term adverse effects on the United States and worldwide financial markets and may cause further economic uncertainties in the United States and worldwide. The Fund does not know how long the financial markets may be affected by these events and cannot predict the effects of these events or similar events in the future on the U.S. and global economies and financial markets. Wars and occupation, terrorism and related geopolitical risks have led, and may in the future lead, to increased short-term market volatility and may have adverse long-term effects on U.S. and global economies and markets generally. These events could have an acute effect on individual issuers or related groups of issuers. These events could also impact interest rates, secondary trading, ratings, credit risk, inflation and other factors relating to an investment in the common shares. The Fund may be adversely affected by abrogation of international agreements and national laws which have created the market instruments in which the Fund may invest, failure of the designated national and international authorities to enforce compliance with the same laws and agreements, failure of local, national and international organization to carry out their duties prescribed to them under the relevant agreements, revisions of these laws and agreements which dilute their effectiveness or conflicting interpretation of provisions of the same laws and agreements.

The novel coronavirus ("COVID-19") pandemic has adversely impacted global commercial activity and contributed to significant volatility in the capital market. Many states, including those in which the Fund's portfolio companies operate, have issued orders requiring the closure of, or certain restrictions on the operation of certain businesses. Such actions and effects remain ongoing and the ultimate duration and severity of the COVID-19 pandemic, including COVID-19 variants, such as the recent Delta and Omicron variants, remain uncertain. The COVID-19 pandemic and restrictive measures taken to contain or mitigate its spread have caused, and are continuing to cause, business shutdowns, or the re-introduction of business shutdowns, cancellations of events and restrictions on travel, significant reductions in demand for certain good and services, reductions in business activity and financial transactions, supply chain interruptions, labor shortages, increased inflationary pressure and overall economic and financial market instability both globally and in the United States. While several countries, as well as certain states, counties and cities in the United States, relaxed the public health restrictions throughout 2021 partly as a result of the introduction of vaccines, recurring COVID-19 outbreaks caused by different virus variants continue to lead to the re-introduction of certain restrictions in certain states in the United States and globally. Even after the COVID-19 pandemic subsides, the U.S. economy and most other major global economies may continue to experience a recession, and the Fund and its operations, as well as the business and operations of its portfolio companies, could be materially adversely affected by a prolonged recession in the U.S. and other major markets.

Semi-Annual Report 2022

Ares Dynamic Credit Allocation Fund, Inc.

Notes to Financial Statements (continued)

June 30, 2022 (Unaudited)

(in thousands, except per share data, percentages and as otherwise noted)

The COVID-19 pandemic has adversely impacted the fair value of certain of the Fund's investments, including those reported as of June 30, 2022, and the values reported may differ materially from the values that the Fund may ultimately realize with respect to its investments. The impact of the COVID-19 pandemic may not yet be fully reflected in the fair value of the Fund's investments as the Fund's valuations, and particularly valuations of private investments and private companies, are inherently uncertain, may fluctuate over short periods of time and are often based on estimates, comparisons and qualitative evaluations of private information that is often from a time period earlier, generally two to three months, than the quarter for which the Fund is reporting. The valuation of the Fund's investments may not show the complete or the continuing impact of the COVID-19 pandemic and the resulting restrictive measures taken in response thereto. As a result, the Fund may continue to see a negative impact to the fair value of its investments.

(11) Subsequent Events

The Adviser has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were the following subsequent events:

On August 9, 2022, Paula Pretlow resigned from her role as a Director of the Fund. Her decision was not related to any disagreement with management. After considering the recommendation of the Nominating and Governance Committee, the Board elected Elaine Orr as a Director to fill the position previously held by Ms. Pretlow. Additionally, on August 9, 2022, the Board, on the recommendation of the Nominating and Governance Committee, appointed Ms. Orr as the Chair of the Audit Committee.

The following common share distributions were declared on July 11, 2022:

Ex-Date: July 20, 2022
Record Date: July 21, 2022
Payable Date: July 29, 2022
Per Share Amount: $0.0975

The following common share distributions were declared on August 11, 2022:

Ex-Date: August 19, 2022
Record Date: August 22, 2022
Payable Date: August 31, 2022
Per Share Amount: $0.1025

Semi-Annual Report 2022

Ares Dynamic Credit Allocation Fund, Inc.

Additional Information

June 30, 2022 (Unaudited)

Proxy Information

The policies and procedures used to determine how to vote proxies relating to securities held by the Fund are available (1) without charge, upon request, by calling 1-877-855-3434, or (2) on the SEC's website at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month year ended December 31, 2020 will be available on Form N-PX by August 31 of each year (1) without charge, upon request, by calling 1-877-855-3434, or (2) on the SEC's website at http://www.sec.gov.

Portfolio Information

The Fund files its complete schedule of portfolio holdings for each month in a fiscal quarter within 60 days after the end of the relevant fiscal quarter on SEC Form N-PORT. The Fund's Form N-PORT will be available (1) without charge, upon request, by calling 1-877-855-3434; (2) on the SEC's website at http://www.sec.gov.

Semi-Annual Report 2022

Ares Dynamic Credit Allocation Fund, Inc.

Additional Information (continued)

June 30, 2022 (Unaudited)

Dividend Reinvestment Plan

Unless a shareholder specifically elects to receive distributions in cash, distributions will automatically be reinvested in additional common shares of the Fund. A shareholder may elect to have the cash portion of dividends and distributions distributed in cash. To exercise this option, such shareholder must notify State Street, the plan administrator and the Fund's transfer agent and registrar, in writing or by telephone so that such notice is received by the plan administrator not less than 10 days prior to the record date fixed by the board of directors for the dividend or distribution involved. Participants who hold their common shares through a broker or other nominee and who wish to elect to receive any dividends and other distributions in cash must contact their broker or nominee. The plan administrator will set up an account for shares acquired pursuant to the plan for each shareholder that does not elect to receive distributions in cash (each a "Participant"). The plan administrator may hold each Participant's common shares, together with the other Participant's common shares, in noncertificated form in the plan administrator's name or that of its nominee. The shares are acquired by the plan administrator for a Participant's account, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized common shares from the Fund ("Newly Issued Shares") or (ii) by purchase of outstanding common shares on the open market ("Open-Market Purchases") on the NYSE or elsewhere. If, on the dividend payment date, the net asset value per share of the common shares is equal to or less than the market price per common share on the NYSE plus estimated brokerage commissions (such condition being referred to as "market premium"), the plan administrator will invest the dividend amount in Newly Issued Shares on behalf of the Participant. The number of Newly Issued Shares to be credited to the Participant's account will be determined by dividing the dollar amount of the dividend by the net asset value per share of the common shares on the date the shares are issued, unless the net asset value of the common shares is less than 95% of the then current market price per share on the NYSE, in which case the dollar amount of the dividend will be divided by 95% of the then current market price per common share on the NYSE. If on the dividend payment date the net asset value per share of the common shares is greater than the market price per common share on the NYSE (such condition being referred to as "market discount"), the plan administrator will invest the dividend amount in common shares acquired on behalf of the Participant in Open-Market Purchases.

The plan administrator's service fee, if any, and expenses for administering the plan will be paid for by the Fund. There will be no brokerage charges to shareholders with respect to common shares issued directly by the Fund as a result of dividends or distributions payable either in common shares or in cash. However, each participant will pay a pro-rata share of brokerage commissions incurred with respect to the plan administrator's Open-Market Purchases in connection with the reinvestment of dividends and distributions.

Shareholders who elect to receive their distributions in cash are subject to the same federal, state and local tax consequences as shareholders who reinvest their distributions in additional common shares. A shareholder's basis for determining gain or loss upon the sale of shares acquired due to reinvestment of a distribution will generally be equal to the total dollar amount of the dividend payable to the shareholders. Any shares received due to reinvestment of a dividend will have a new holding period for tax purposes commencing on the day following the day on which the shares are credited to the U.S. shareholder's account.

Participants may terminate their accounts under the dividend reinvestment plan by writing to the plan administrator at State Street Bank and Trust Company, located at One Lincoln Street, Boston, Massachusetts, 02111 or by calling the plan administrator's hotline at (877) 272-8164. Such termination will be effective immediately if the Participant's notice is received by the plan administrator at least 10 days prior to any dividend or distribution record date for the payment of any dividend or distribution by the Fund; otherwise, such termination will be effective only with respect to any subsequent dividend or distribution. Participants who hold their common shares through a broker or other nominee and who wish to terminate their account under the plan may do so by notifying their broker or nominee. The dividend reinvestment plan may be terminated by the Fund upon notice in writing mailed to each Participant at least 30 days prior to any record date for the payment of any dividend or distribution by the Fund. Additional information about the dividend reinvestment plan may be obtained by contacting the plan administrator by mail at One Lincoln Street, Boston, Massachusetts 02111 or by telephone at (877) 272-8164.

Semi-Annual Report 2022

Ares Dynamic Credit Allocation Fund, Inc.

Additional Information (continued)

June 30, 2022 (Unaudited)

Investment Adviser

Ares Capital Management II LLC
2000 Avenue of the Stars, 12th Floor
Los Angeles CA 90067

Administrator Custodian and Transfer Agent

State Street Bank and Trust Company
One Lincoln Street
Boston, MA 02111

DRIP Administrator

State Street Bank and Trust Company
One Lincoln Street
Boston, MA 02111

Investor Support Services

Destra Capital Advisors LLC
443 N. Willson Ave.
Bozeman, MT 59715

Independent Registered Public Accounting Firm

Ernst & Young LLP
725 South Figueroa Street
Los Angeles, CA 90017

Fund Counsel

Willkie Farr & Gallagher LLP
787 7th Avenue
New York, NY 10019

Semi-Annual Report 2022

Ares Dynamic Credit Allocation Fund, Inc.

Additional Information (continued)

June 30, 2022 (Unaudited)

Privacy Notice

We are committed to maintaining the privacy of our shareholders and to safeguarding their nonpublic personal information. The following information is provided to help you understand what personal information we collect, how we protect that information and why, in certain cases, we may share information with select other parties.

Generally, we will not receive any non-public personal information about shareholders of the common stock of the Fund, although certain of our shareholders' non-public information may become available to us. The non-public personal information that we may receive falls into the following categories:

•  Information we receive from shareholders, whether we receive it orally, in writing or electronically. This includes shareholders' communications to us concerning their investment;

•  Information about shareholders' transactions and history with us; or

•  Other general information that we may obtain about shareholders, such as demographic and contact information such as address.

We do not disclose any non-public personal information about shareholders, except:

•  to our affiliates (such as our investment adviser) and their employees that have a legitimate business need for the information;

•  to our service providers (such as our administrator, accountants, attorneys, custodians, transfer agent, underwriter and proxy solicitors) and their employees as is necessary to service shareholder accounts or otherwise provide the applicable service;

•  to comply with court orders, subpoenas, lawful discovery requests, or other legal or regulatory requirements; or

•  as allowed or required by applicable law or regulation.

When the Fund shares non-public shareholder personal information referred to above, the information is made available for limited business purposes and under controlled circumstances designed to protect our shareholders' privacy. The Fund does not permit use of shareholder information for any non-business or marketing purpose, nor does the Fund permit third parties to rent, sell, trade or otherwise release or disclose information to any other party.

The Fund's service providers, such as their adviser, administrator, and transfer agent, are required to maintain physical, electronic, and procedural safeguards to protect shareholder nonpublic personal information; to prevent unauthorized access or use; and to dispose of such information when it is no longer required.

Personnel of affiliates may access shareholder information only for business purposes. The degree of access is based on the sensitivity of the information and on personnel need for the information to service a shareholder's account or comply with legal requirements.

If a shareholder ceases to be a shareholder, we will adhere to the privacy policies and practices as described above. We may choose to modify our privacy policies at any time. Before we do so, we will notify shareholders and provide a description of our privacy policy.

In the event of a corporate change in control resulting from, for example, a sale to, or merger with, another entity, or in the event of a sale of assets, we reserve the right to transfer your non-public personal information to the new party in control or the party acquiring assets.

Semi-Annual Report 2022

Ares Dynamic Credit Allocation Fund, Inc.

Additional Information (continued)

June 30, 2022 (Unaudited)

Directors

Name, Address(1) and Year of Birth	Position(s) Held with the Fund	Length of Time Served and Term of Office	Principal Occupation(s) or Employment During Past Five Years	Number of Funds in the Complex(3) Overseen by the Director or Nominee	Other Public Company Board Memberships During Past Five Years
Interested Directors(2)
David A. Sachs 1956	Director and Chairman of the Board	Since 2011***	Partner, Ares Management Corporation	1	Terex Corporation; CION Ares Diversified Credit Fund
Seth J. Brufsky 1966	President, Chief Executive Officer, Director and Portfolio Manager	Since 2012**	Mr. Brufsky is a Partner, Portfolio Manager and Chairman of Global Liquid Credit in the Ares Credit Group. Additionally, he serves as a member of the Ares Credit Group's Liquid Credit Investment Committee.	1	None
Independent Directors
Paula B. Pretlow 1955	Director	Since 2021	Prior to 2012, Senior Vice President, The Capital Group Companies	1	The Kresge Foundation; The Harry & Jeanette Weinberg Foundation; Northwestern University; CION Ares Diversified Credit Fund
John J. Shaw 1951	Director	Since 2012**	Independent Consultant; prior to 2012, President, Los Angeles Rams	1	CION Ares Diversified Credit Fund
Bruce H. Spector 1942	Director	Since 2014*	Independent Consultant; from 2007 to 2015, Senior Advisor, Apollo Global Management LLC (private equity)	1	The Private Bank of California (2007-2013); CION Ares Diversified Credit Fund

(1)  The address of each Director is care of the Secretary of the Fund at 2000 Avenue of the Stars, 12th Floor, Los Angeles, CA 90067.

(2)  "Interested person," as defined in the Investment Company Act, of the Fund. Mr. Sachs and Mr. Brufsky are interested persons of the Fund due to their affiliation with the Adviser.

(3)  The term "Fund Complex" means two or more registered investment companies that share the same investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies or hold themselves out to investors as related companies for the purpose of investment and investor services.

* Term continues until the Fund's 2023 Annual Meeting of Stockholders and until his successor is duly elected and qualifies.

** Term continues until the Fund's 2021 Annual Meeting of Stockholders and until his successor is duly elected and qualifies.

*** Term continues until the Fund's 2022 Annual Meeting of Stockholders and until his successor is duly elected and qualifies.

Semi-Annual Report 2022

Ares Dynamic Credit Allocation Fund, Inc.

Additional Information (continued)

June 30, 2022 (Unaudited)

Officers

Name, Address(1) and Year of Birth	Position(s) Held with Funds	Officer Since	Principal Occupation(s) or Employment During Past Five Years
Seth J. Brufsky 1966	President, Chief Executive Officer, Director and Portfolio Manager	Since 2012

Mr. Brufsky is a Partner, Portfolio Manager and Chairman of Global Liquid Credit in the Ares Credit Group. Additionally, he serves as a member of the Ares Credit Group's Liquid Credit Investment Committee. Mr. Brufsky joined Ares in 1998.

Penni F. Roll 1965	Treasurer	Since 2016

Ms. Roll is a Partner and the Chief Financial Officer of the Ares Credit Group. She also serves as the Chief Financial Officer of Ares Capital Corporation and Treasurer of CION Ares Diversified Credit Fund. She is also Chief Financial Officer, Vice President and Treasurer of IHAM and Chief Financial Officer of Ivy Hill Asset Management GP, LLC, IHAM's General Partner, where she also serves on the Board of Managers. She may additionally from time to time serve as an officer, director or principal of entities affiliated with Ares Management or of investment funds managed by Ares Management and its affiliates. Ms. Roll also serves as a member of the Ares Diversity and Inclusion Council. Ms. Roll joined Ares in 2010.

Lisa Morgan 1976	Chief Compliance Officer and Anti-Money Laundering Officer	Since 2019

Ms. Morgan is a Managing Director and Head of Regulatory Compliance in the Ares Compliance Department. Ms. Morgan also serves as the Chief Compliance Officer of Ares Capital Corporation and CION Ares Diversified Credit Fund. She joined Ares in2017.

Scott Lem 1977	Chief Financial Officer	Since 2016

Mr. Lem is a Partner and Chief Accounting Officer, Credit (Direct Lending) in the Ares Finance and Accounting Department. Mr. Lem additionally serves as Chief Accounting Officer, Vice President and Treasurer of ARCC. Mr. Lem also serves as Chief Financial Officer of CION Ares Diversified Credit Fund. He may from time to time serve as an officer, director or principal of entities affiliated with Ares Management or investment funds managed by Ares Management and its affiliates. Mr. Lem joined Ares in 2003.

Ian Fitzgerald 1975	General Counsel and Secretary Vice President and Assistant Secretary	Since 2019 2017- 2019

Mr. Fitzgerald is a Managing Director and Associate General Counsel (Credit) in the Ares Legal Group, where he focuses on direct lending matters. Additionally, he serves as General Counsel and Secretary of CION Ares Diversified Credit Fund. He also serves as Vice President and Assistant Secretary of Ivy Hill Asset Management, L.P. ("IHAM") and Vice President and Assistant Secretary of Ivy Hill Asset Management GP, LLC, IHAM's General Partner. Mr. Fitzgerald joined Ares in 2010.

Keith Ashton 1967	Vice President and Portfolio Manager	Since 2013

Mr. Ashton is a Partner, Portfolio Manager and Co-Head of Alternative Credit in the Ares Credit Group. Additionally, he serves as a member of the Ares Credit Group's Alternative Credit Executive Committee, Alternative Credit Investment Committee, the Ares Pathfinder and Pathfinder Core Investment Committees and the Ares Diversity, Equity and Inclusion Council. Mr. Ashton joined Ares in 2011.

Daniel Hayward 1985	Vice President	Since 2016

Mr. Hayward is a Partner and Portfolio Manager of U.S. Liquid Credit in the Ares Credit Group, where he is responsible for managing Ares' U.S. CLO strategies. Additionally, he serves as a member of the Ares Credit Group's U.S. Liquid Credit Investment Committee. Mr. Hayward joined Ares in 2012.

Charles Arduini 1969	Vice President and Portfolio Manager	Since 2018

Mr. Arduini is a Partner and Portfolio Manager in the Ares Credit Group, where he focuses on alternative credit investments. Additionally, he serves as a member of Pathfinder Core Investment Committee. Mr. Arduini joined Ares in 2011.

Samantha Milner 1978	Vice President and Portfolio Manager	Since 2018

Ms. Milner is a Partner, Portfolio Manager and Head of U.S. Liquid Credit Research in the Ares Credit Group, where she is primarily responsible for managing Ares' U.S. bank loan credit strategies. Additionally, she serves as a member of the Ares Credit Group's U.S. Liquid Credit Investment Committee and the Ares Diversity, Equity and Inclusion Council. Ms. Milner joined Ares in 2004.

Semi-Annual Report 2022

Ares Dynamic Credit Allocation Fund, Inc.

Additional Information (continued)

June 30, 2022 (Unaudited)

Officers

Name, Address(1) and Year of Birth	Position(s) Held with Funds	Officer Since	Principal Occupation(s) or Employment During Past Five Years
Jason Duko 1977	Vice President	Since 2018

Mr. Duko is a Partner and Portfolio Manager of U.S. Liquid Credit in the Ares Credit Group, where he is primarily responsible for managing Ares' U.S. bank loan credit strategies. Additionally, he serves as a member of the Ares Credit Group's U.S. Liquid Credit Investment Committee. Prior to joining Ares in 2018, Mr. Duko was a Portfolio Manager at PIMCO, where he managed bank loan assets across a broad range of investment strategies and was responsible for secondary loan trading across all sectors.

Kapil Singh 1971	Vice President	Since 2018

Mr. Singh is a Partner and Portfolio Manager of U.S. Liquid Credit in the Ares Credit Group, where he is primarily responsible for managing Ares' U.S. high yield credit strategies. Additionally, he serves as a member of the Ares Credit Group's U.S. Liquid Credit Investment Committee. Prior to joining Ares in 2018, Mr. Singh was a Portfolio Manager in the Global Developed Credit Group at Double Line Capital, where he managed high yield bonds across strategies and portfolios in a variety of investment vehicles.

Joshua Bloomstein 1973	Vice President and Assistant Secretary	Since 2019

Mr. Bloomstein serves as a Partner and General Counsel (Credit) and Deputy General Counsel (Corporate) of Ares Management where he focuses on credit matters. He is General Counsel, Vice President and Secretary of Ares Capital Corporation and Vice President and Assistant Secretary of Ares Commercial Real Estate Corporation and of CION Ares Diversified Credit Fund. Mr. Bloomstein joined Ares in 2006.

Naseem Sagati Aghili 1981	Vice President and Assistant Secretary	Since 2019

Ms. Sagati Aghili is a Partner, General Counsel and Secretary of Ares Management. She is a Partner in and Head of the Ares Legal Group and additionally serves on the Ares Executive Management Committee, Enterprise Risk Committee and the Ares Diversity, Equity and Inclusion Council. She also serves as Vice President of ARCC, CION Ares Diversified Credit Fund and Ares Landmark Private Markets Fund. Prior to being named the firm's General Counsel in 2020, Ms. Sagati Aghili served in a variety of roles at Ares Management, including most recently as Co-General Counsel, Deputy General Counsel and General Counsel of Private Equity. Ms. Sagati Aghili joined Ares in 2009.

(1) The address of each officer is care of the Secretary of the Fund at 2000 Avenue of the Stars, 12th Floor, Los Angeles, CA 90067.

Semi-Annual Report 2022

(b)       Not applicable.

Item 2. Code of Ethics.

Not applicable for this filing.

Item 3. Audit Committee Financial Expert.

Not applicable for this filing.

Item 4. Principal Accountant Fees and Services.

Not applicable for this filing.

Item 5. Audit Committee of Listed Registrants.

Not applicable for this filing.

Item 6. Investments.

(a)	Schedule of Investments is included as part of Item 1 of this Form N-CSR.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Investment Companies.

Not applicable for this filing.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

(a)(1) Not applicable for this filing.

(a)(2) Not applicable for this filing.

(a)(3) Not applicable for this filing.

(a)(4) Not applicable for this filing.

(b) There have been no changes to the portfolio managers identified in the most recently filed annual report on Form N-CSR (File No. 811-22535) of Ares Dynamic Credit Allocation Fund, Inc. (the “Fund”).

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

(a), (b)	On November 17, 2015, the Fund announced that its Board of Directors (the “Board”) had authorized the repurchase of shares of common stock of the Fund (the “Common Shares”) on the open market when the Common Shares are trading on the New York Stock Exchange at a discount of 10% or more (or such other percentage as the Board may determine from time to time) from the net asset value of the Common Shares. The Fund is authorized to repurchase up to 10% of its outstanding Common Shares. The Fund is not required to effect share repurchases.

During the six months ended June 30, 2022, the following purchases were made by or on behalf of the Fund or any “affiliated purchaser”, as defined in Rule 10b-18(a)(3) under the Securities Exchange Act of 1934, as amended (the “1934 Act”) (17 CFR 240.10b-18(a)(3)), of shares of the Fund’s equity securities that are registered by the Fund pursuant to Section 12 of the 1934 Act.

Period	(a) Total Number of Shares (or Units) Purchased	(b) Average Price Paid per Share (or Unit)	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs
Month #1 01/01/22 through 01/31/22	None	--	None	1,781,899

Month #2 02/01/22 through 02/28/22	None	--	None	1,781,899

Month #3 03/01/22 through 03/31/22	None	--	None	1,781,899

Month #4 04/01/22 through 04/30/22	None	--	None	1,781,899

Month #5 05/01/22 through 05/31/22	None	--	None	1,781,899

Month #6 06/01/22 through 06/30/22	None	--	None	1,781,899

Total	None	--	None	1,781,899

(c)	The above-referenced share repurchase program has no expiration date.

(d), (e)	Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board during the period covered by this Form N-CSR filing.

Item 11. Controls and Procedures.

(a)	The Fund’s principal executive and principal financial officers have concluded that the Fund’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c)) are effective, as of a date within 90 days of the filing date of this Form N-CSR based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the 1934 Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the Fund’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Fund’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a)	Not applicable.

(b)	Not applicable.

Item 13. Exhibits.

(a)(1)	Not applicable for this filing.

(a)(2)	The certifications required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) are attached hereto.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(a)(5)	Not applicable.

(b)	The certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)) and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Fund has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

ARES DYNAMIC CREDIT ALLOCATION FUND, INC.

By:	/s/ Seth J. Brufsky
Seth J. Brufsky
President and Chief Executive Officer

Date:	September 6, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Fund and in the capacities and on the dates indicated.

By:	/s/ Seth J. Brufsky
Seth J. Brufsky
President and Chief Executive Officer

Date:	September 6, 2022

By:	/s/ Scott C. Lem
Scott C. Lem
Chief Financial Officer

Date:	September 6, 2022